                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant    |X| Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-12

                              SCANVEC AMIABLE LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:


|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

                                [GRAPHIC OMITTED]

           Scanvec Amiable Ltd., Two International Plaza, Suite #625, Philadelphia, Pennsylvania, USA 19113, Tel: 610-521-6300 Fax: 610-521-0111
-------------------------------------------------------------------------------

                              SCANVEC AMIABLE LTD.

             NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 30, 2004

TO THE SHAREHOLDERS OF SCANVEC:

         Notice is hereby given that an extraordinary general meeting of the Shareholders of Scanvec Amiable Ltd. (formerly known as Scanvec Co (1990) Ltd.) ("Scanvec," or the "Company") will be held at the offices of the Company located at Two International Plaza, Suite 625, Philadelphia, Pennsylvania 19113 on December 30, 2004 at 10 a.m. for the following purposes:

1. To approve and ratify the Settlement Agreement and Release between the Company, its subsidiary Scanvec Amiable Inc., and Jim Chang, Yuan "Charlie" Chang, Randy R. Nepomuceno, Nuvisoft Software, Inc., Beijing Jiapengsihai Co. Ltd. and Luciana Chang.

2.    To approve the Company's 2004 Share Option Plan.

3. To approve the employment agreement of Mr. Mark Blundell, as the Company's Chief Executive Officer, effective January 1, 2005 and the cash bonus payment to Mr. Blundell, as the Company's Chairman.

4. To approve the employment arrangement of Dr. Ramon Harel, as the Company's Chairman, effective January 1, 2005 and the cash bonus payment to Dr. Harel, as the Company's Chief Executive Officer.

5. To approve the compensation of the Chairman of the Company's Audit Committee of the Board (the "Audit Committee").

6. To approve and ratify the Company's standard form of indemnification agreement for the directors and officers of the Company and their exemption from the duty of care and to authorize and empower the Company to enter into such agreements with directors.

7. To transact any other business that may properly come before the extraordinary general meeting or any postponement or adjournment thereof.

         Shareholders of record at the close of business on November [__], 2004 will be entitled to notice of, and to vote at, the extraordinary general meeting or any postponements or adjournments thereof. Shareholders who do not expect to attend the meeting in person are requested to mark, date, sign and mail the enclosed proxy as promptly as possible in the enclosed postage-paid envelope. A list of shareholders of the Company as of the close of business on November [__], 2004 will be available for inspection during normal business hours for ten days prior to the extraordinary general meeting at the Company's office located at Atidim Industrial Park Building No. 1, Tel Aviv, 61581, Israel and at the Company's corporate headquarters located at Two International Plaza, Suite 625, Philadelphia, Pennsylvania 19113, United States of America.


         Shareholders are urged to complete and return their proxies promptly in order to, among other things, ensure action by a quorum and to avoid the expense of additional solicitation. If the accompanying proxy is properly executed and returned in time for voting, and a choice is specified, the shares represented thereby will be voted as indicated thereon. If no specification is made, the proxy will be voted in favor of each of the proposals described in this notice. A person giving a proxy has the power to revoke it, at any time before the proxy is voted, by written notice to the Secretary of the Company, by substitution of a new proxy bearing a later date (provided that such new proxy will only be valid if returned at least 24 hours prior to the meeting) or, for any shareholder who is present at the extraordinary general meeting, by withdrawing the proxy and voting in person.

                                            By Order of the Board of Directors,
                                            Scanvec Amiable Ltd.

                                            Mark Blundell
                                            Chairman
Date:  November [___], 2004

                                 PROXY STATEMENT
                                ________________

                              SCANVEC AMIABLE LTD.
                             TWO INTERNATIONAL PLAZA
                                    SUITE 625
                        PHILADELPHIA, PENNSYLVANIA 19113
                                     U.S.A.
                                ________________

                  EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 30, 2004

         The enclosed proxy is being solicited by the board of directors (the "Board of Directors," or, the "Board") of Scanvec Amiable Ltd. (the "Company") for use at the Company's Extraordinary General Meeting of the Shareholders (the "Meeting") to be held on December 30, 2004, or at any postponement or adjournment thereof. Upon the receipt of a properly executed proxy in the form enclosed, the persons named as proxies therein will vote the ordinary shares, nominal value New Israeli Shekel ("NIS") 1.00 each, of the Company (the "Ordinary Shares") covered thereby in accordance with the directions of the shareholders executing the proxy. In the absence of such instructions, the Ordinary Shares represented thereby will be voted in favor of each of the proposals described therein.

         The proxy solicited hereby may be revoked at any time before the proxy is voted by means of a written notice delivered to the Secretary of the Company, by substitution of a new proxy bearing a later date (provided that such new proxy will only be valid if returned at least 24 hours prior to the meeting) or, by any shareholder who is present at the Meeting, by withdrawing the proxy and voting in person. The Company expects to solicit proxies principally by mail, but directors, officers and employees of the Company may solicit proxies personally or by telephone or facsimile without any additional compensation. The Company expects to send this proxy statement and the enclosed form of proxy to shareholders on or about November [___], 2004.


         The Company will bear the cost of the preparation and mailing of its proxy materials and the solicitation of proxies. Copies of solicitation materials will be furnished to brokerage firms, nominees, fiduciaries and other custodians for forwarding to their principals, and the reasonable fees and expenses of such forwarding agents will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may, without receiving any additional compensation, solicit proxies by telephone, electronic mail, telecopy or in person. Only holders of record of Ordinary Shares at the close of business on November [__], 2004 are entitled to notice of, and to vote at, the Meeting. On November [__], 2004, 5,013,500 Ordinary Shares were outstanding and entitled to vote. Each Ordinary Share is entitled to one vote on each matter to be voted on at the Meeting. The Company presently has no other class of stock outstanding and entitled to vote at the Meeting.


         The Company's Articles of Association do not permit cumulative voting for any purpose. The holders of, in the aggregate, at least 51% of the outstanding Ordinary Shares entitled to vote constitute a quorum for the Meeting. If a broker that is a record holder of Ordinary Shares does not return a signed proxy, the Ordinary Shares represented by such proxy will not be considered present at the Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of Ordinary Shares does return a signed proxy, but is not authorized to vote on one or more matters (each such matter, a "broker non-vote"), the Ordinary Shares represented by such proxy will be considered present at the Meeting for purposes of determining the presence of a quorum.

         Pursuant to the Israeli companies Law - 1999 (the "Companies Law"), if a quorum is present, approval of the Settlement Agreement and Release between the Company, its subsidiary Scanvec Amiable, Inc., and Jim Chang, Yuan "Charlie" Chang, Randy R. Nepomuceno, Nuvisoft Software, Inc., Beijing Jiapengsihai Co. Ltd. and Luciana Chang will require the affirmative vote of (A) the majority of votes cast by shareholders present, in person or by proxy, and entitled to vote on such resolution, which majority must include at least one-third of all shares voted by the disinterested shareholders (see page [___] for a definition of "disinterested shareholder"), or (B) the majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on such resolution, provided that the total votes cast in opposition to the resolution by the disinterested shareholders does not exceed 1% of all the voting rights of the Company. Abstentions and broker non-votes will have no effect on the outcome of this vote, except that, to the extent that approval requires the affirmative vote of at least one-third of the disinterested shareholders, then any abstentions and broker non-votes would count, in effect, as votes "against" the resolution. Approval by the disinterested shareholders, although required under the Companies Law, would not be required for entities incorporated in Delaware.

      If a quorum is present, approval of each of (i) the approval of the Company's 2004 Share Option Plan; (ii) the employment agreement of Mr. Mark Blundell, as the Company's Chief Executive Officer, effective January 1, 2005 and the cash bonus payment to Mr. Blundell, as the Company's Chairman; (iii) the employment arrangement of Dr. Ramon Harel, as the Company's Chairman, effective January 1, 2005 and the cash bonus payment to Dr. Harel, as the Company's Chief Executive Officer; (iv) the compensation of the Chairman of the Audit Committee; and (v) the Company's standard form of indemnification agreement and authorization to enter into such agreements with the Company's directors will require the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the outcome of these votes.

                        THE EXTRAORDINARY GENERAL MEETING

GENERAL

         This Proxy Statement is accompanied by the Notice of Meeting and proxy cards solicited by the Scanvec Board of Directors for use at the Meeting of Scanvec shareholders to be held on December 30, 2004, at 10:00 a.m., local time, at Two International Plaza, Suite 625, Philadelphia, PA 19113.

MATTERS TO BE CONSIDERED

         At the Meeting, Scanvec's shareholders will be asked to (i) approve and ratify the Settlement Agreement and Release between Scanvec, its subsidiary Scanvec Amiable Inc., and Jim Chang, Yuan "Charlie" Chang, Randy R. Nepomuceno, Nuvisoft Software, Inc., Beijing Jiapengsihai Co. Ltd. and Luciana Chang; (ii) approve the Company's 2004 Share Option Plan; (iii) approve the employment agreement of Mr. Mark Blundell, as the Company's Chief Executive Officer, effective January 1, 2005 and the cash bonus payment to Mr. Blundell, as the Company's Chairman; (iv) the employment arrangement of Dr. Ramon Harel, as the Company's Chairman, effective January 1, 2005 and the cash bonus payment to Dr. Harel, as the Company's Chief Executive Officer; (v) approve the compensation of the Chairman of the Audit Committee; (vi) approve the Company's standard form of indemnification agreement and authorization to enter into such agreements with the Company's directors; and (vii) transact any other business that may properly come before the Meeting or any postponement or adjournment thereof.

RECORD DATE; QUORUM

         The board of directors has fixed the close of business on November [__], 2004 as the record date for the Meeting. Accordingly, only Scanvec shareholders of record at the close of business on such date will be entitled to notice of and to vote at the Meeting.

         At the close of business on the record date, there were 5,013,500 Ordinary Shares outstanding. Holders of Ordinary Shares are entitled to one vote per share.

         The presence, in person or by proxy, of shareholders holding, in the aggregate, at least 51% of the outstanding Ordinary Shares entitled to vote will constitute a quorum for the conduct of business at the Meeting.

REQUIRED VOTE

         If a quorum is present, approval of the Settlement Agreement and Release between the Company, its subsidiary Scanvec Amiable, Inc., and Jim Chang, Yuan "Charlie" Chang, Randy R. Nepomuceno, Nuvisoft Software, Inc., Beijing Jiapengsihai Co. Ltd. and Luciana Chang will require the affirmative vote of (A) the majority of votes cast by shareholders present, in person or by proxy, and entitled to vote on such resolution, which majority must include at least one-third of all shares voted by the disinterested shareholders (see page [___] for a definition of "disinterested shareholder"), or (B) the majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on such resolution, provided that the total votes cast in opposition to the resolution by the disinterested shareholders does not exceed 1% of all the voting rights of the Company. Abstentions and broker non-votes will have no effect on the outcome of this vote, except that, to the extent that approval requires the affirmative vote of at least one-third of the disinterested shareholders, then any abstentions and broker non-votes would count, in effect, as votes "against" the resolution. Approval by the disinterested shareholders, although required under the Companies Law, would not be required for entities incorporated in Delaware.

      If a quorum is present, approval of each of (i) the approval of the Company's 2004 Share Option Plan; (ii) the employment agreement of Mr. Mark Blundell, as the Company's Chief Executive Officer, effective January 1, 2005 and the cash bonus payment to Mr. Blundell, as the Company's Chairman; (iii) the employment arrangement of Dr. Ramon Harel, as the Company's Chairman, effective January 1, 2005 and the cash bonus payment to Dr. Harel, as the Company's Chief Executive Officer; (iv) the compensation of the Chairman of the Audit Committee; and (v) the Company's standard form of indemnification agreement and authorization to enter into such agreements with the Company's directors will require the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the outcome of these votes.

VOTING AND REVOCATION OF PROXIES

         You may give a proxy to be voted at the Meeting by completing and returning the enclosed proxy card. If you wish to vote using the enclosed proxy card, please sign and return your signed proxy card to Scanvec before the Meeting, and we will vote your shares as you direct.

         You may revoke your proxy at any time before it is exercised in any of three ways:

         (1) by notifying the Company's Secretary in writing;

         (2) by submitting another proxy that is properly signed (provided that such new proxy will only be valid if returned at least 24 hours prior to the meeting); or

         (3) by voting in person at the Meeting.

         You will not revoke a proxy merely by attending the Meeting -- to revoke a proxy you must take one of the foregoing actions. The persons named in the enclosed proxy card will vote as you direct in the proxy card or cards that you fill out.

         If you return a proxy card but do not specify on your proxy card how your proxy is to be voted, your vote with respect to Proposal No. 2 (approval and adoption of the Company's 2004 Share Option Plan) will not be counted, and
(ii) your proxy will be voted "for" each of the other proposals submitted for approval in this proxy statement.

         The Scanvec board is unaware of any other matters that may be presented for action at the extraordinary meeting. If other matters do properly come before the extraordinary meeting, however, the persons named in the proxies will vote on those matters in accordance with their best judgment, subject to the applicable rules of Israeli law and the Securities and Exchange Commission.

                                 PROPOSAL NO. 1

          APPROVAL AND RATIFICATION OF SETTLEMENT AGREEMENT AND RELEASE

         In November 1998, the Company entered into an Agreement and Plan of Merger and Stock Purchase Agreement with Jim Chang, Yuan Chang, Yu-Chung Chu and Amiable Technologies, Inc., in which Amiable Technologies, Inc. and Amiable Software GmbH (the "Subsidiaries"), corporations owned by Jim Chang, Yuan Chang and Yu-Chung Chu became wholly owned subsidiaries of the Company (the "Merger"). Jim Chang received 1,171,000 Ordinary Shares of the Company and Yuan Chang received 585,000 Ordinary Shares of the Company in consideration of 100% of the issued and outstanding shares of the Subsidiaries owned by them. As part of the Merger, Jim Chang and Yuan Chang became members of the Company's board of directors in December 1998 and served as such until November 2001. Jim Chang served as the Company's president from April 1999 until July 1999 and Yuan Chang served as the Vice President of Engineering of the Company from December 1998 until November 2001.

         On August 7, 2002, the Company and its subsidiary, Scanvec Amiable, Inc., filed a lawsuit in the United States District Court for the Eastern District of Pennsylvania against Jim Chang, Yuan Chang, Randy R. Nepomuceno, Nuvisoft Software, Inc., Beijing Jiapengsihai Co. Ltd. and Luciana Chang (the "Defendants") seeking damages and injunctive relief for misappropriation of confidential business and trade secret information, unfair competition under the Lanham Act, 15 U.S.C. ss. 1051 et seq., and for violations of related Pennsylvania common law. In the Spring of 2002, the Defendants, after leaving the Company, began marketing a software program similar to PhotoPRINT(TM) called ColorPRINT. In its lawsuit, the Company alleged that the Defendants infringed upon and used to the Company's detriment, the PhotoPRINT(TM) software, Company trade secrets, and certain Company trademarks. In addition, the Company alleged that the Defendants wrongfully obtained the Company's proprietary information while employed by the Company. The Company also alleged that the Defendants conspired to obtain additional confidential information from the Company and to improperly induce additional employees of the Company to resign and join the Defendants' business. The Company and its subsidiary were successful in obtaining a preliminary injunction prohibiting the Defendants from globally participating in the development, distribution or sale of any computer software product that competed with the Company's PhotoPRINT(TM) software or any of its derivative products. After the Company and its subsidiary successfully obtained the preliminary injunction, all of the parties entered into a Settlement Agreement and Release (the "Settlement Agreement and Release") pursuant to which the parties settled and compromised all claims between them without any party admitting liability. The Company estimates that the activities of the Defendants led to a reduction in total sales for 2002 and 2003 of between $1 million and $2 million.

         Pursuant to the Settlement Agreement and Release, (1) Jim Chang surrendered to the Company his 1,171,000 Ordinary Shares and Yuan Chang surrendered to the Company his 585,000 Ordinary Shares, (2) the Company paid Yuan Chang a $36,000 cash bonus claimed by him for the time period he was an employee of the Company, (3) all pending claims were dismissed, and (4) each party released each other party from all claims. The Company will continue to own, market and sell the PhotoPRINT(TM) software on the same basis after the Settlement Agreement and Release is approved. The Defendants, however, are permitted to compete with the Company and the Company believes that the Defendants have resumed efforts to sell their ColorPRINT software in Asia in competition with the Company's PhotoPRINT(TM) software, but the Company does not know of the Defendants' other plans, if any, to compete with the Company. The Company believes it is in a much stronger competitive position relative to the Defendants than in 2002 because of improvements in our product and strengthened relationships with customers in China during the period the injunction was in force.

         In the event this transaction does not receive the approval of the Company's shareholders and no exception to the shareholder approval requirement is otherwise available, this transaction will be voidable under Israeli law and the Company will have breached the representations and warranties it provided the other parties to the Settlement Agreement and Release, which may give rise to claims against the Company by such parties.

         The Company's Audit Committee and Board of Directors each have approved the Settlement Agreement and Release.

         The shareholders of the Company are requested to adopt the following resolution:

         RESOLVED, THAT THE SETTLEMENT AGREEMENT AND RELEASE BETWEEN THE COMPANY, ITS SUBSIDIARY - SCANVEC AMIABLE INC., JIM CHANG, YUAN "CHARLIE" CHANG, RANDY R. NEPOMUCENO, NUVISOFT SOFTWARE, INC., BEIJING JIAPENGSIHAI CO. LTD. AND LUCIANA CHANG IS HEREBY APPROVED AND RATIFIED.

The Company is seeking approval of this proposal by (i) a majority of the votes cast at the Meeting, including at least one-third of the voting power of the disinterested shareholders who are present in person or by proxy and vote on this proposal, or (ii) a majority of the votes cast on this proposal at the Meeting, provided that the total votes cast in opposition to this proposal by the disinterested shareholders does not exceed 1% of all the voting power in the Company. Approval by the disinterested shareholders, although required under the Companies Law, would not be required for entities incorporated in Delaware.

         Each shareholder voting at the Meeting or prior thereto by means of the accompanying proxy card is requested to notify us whether he or she has a Personal Interest in connection with this proposal as a condition for his or her vote to be counted with respect to this proposal. If a shareholder does not have a Personal Interest (defined below), such shareholder is deemed a disinterested shareholder. If any shareholder casting a vote in connection herewith does not notify us whether he or she has a Personal Interest with respect to this proposal, his or her vote solely with respect to this proposal will be disqualified.

         For this purpose, "Personal Interest" is defined as: (1) a shareholder's personal interest in the approval of an act or a transaction of the Company, including (i) the personal interest of his or her relative (which includes for these purposes a spouse, brother, sister, parent, grandparent, offspring or spouse's offspring and the spouse of any such people); and (ii) a personal interest of a body corporate in which a shareholder or any of his/her aforementioned relatives serves as a director or the chief executive officer, owns at least 5% of its issued share capital or its voting rights or has the right to appoint a director or the chief executive officer, but (2) excludes a personal interest arising solely from the holding of shares in the Company or in a body corporate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RESOLUTION APPROVING AND RATIFYING THE SETTLEMENT AGREEMENT AND RELEASE.

                                 PROPOSAL NO. 2

                APPROVAL OF THE COMPANY'S 2004 SHARE OPTION PLAN

         The Company believes that its success is predicated on its ability to recruit and retain highly qualified and motivated employees, consultants and directors, and that share option plans are instrumental in achieving this objective. Furthermore, the Company believes that its share option plans enhance its performance and shareholder value by aligning the financial interests of its employees, consultants and directors with those of its shareholders. Shareholder approval of a share option plan is required in the event options that are to qualify as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) are to be granted under such share option plan. The Board wishes to adopt a new share option plan and thus proposes that the shareholders adopt the Scanvec Amiable Ltd. 2004 Share Option Plan (the "Plan").

         A summary of the material features of the Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix A to this proxy statement.

                          MATERIAL FEATURES OF THE PLAN


PURPOSE. The purpose of the Plan is to attract and retain key employees, directors and consultants and motivate them to exercise their best efforts on behalf of the Company and of any Related Corporation (as defined in the Plan).

TYPES OF AWARDS. The Plan permits the Board to grant options that qualify as "incentive stock options" (as defined in Section 422 of the Code) ("ISOs") and options that do not so qualify ("NQSOs"). Options granted under the Plan will be granted as NQSOs unless the options are designated as ISOs.

ELIGIBLE PARTICIPANTS. Key employees, directors who are not employees, and consultants of the Company or any Related Corporation are eligible for awards under the Plan. Currently, approximately 6 key employees, 5 non-employee directors, and 2 consultants are eligible for awards. However, only key employees of the Company or any Related Corporation are eligible to receive ISOs under the Plan.

THE SECURITIES OFFERED. Subject to adjustment from time to time as explained below, a maximum of 350,000 of the Company's Ordinary Shares shall be available for issuance under the Plan. However, no key employee may receive options for more than 200,000 Ordinary Shares during any single calendar year. Should any option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Ordinary Shares subject to such option shall again be made available for issuance under the Plan.

OPTION PRICE. The exercise price of options shall be determined by the Board, in its sole discretion in accordance with applicable law, subject to the terms of the Plan and any guidelines as may be determined by the Board from time to time. The exercise price of options may be greater than, less than or equal to the fair market value of each Ordinary Share; provided however that the exercise price of an option may not be less than the nominal value of each Ordinary Share, and the exercise price of an ISO may not be less than 100% of the fair market value of an Ordinary Share on the date of grant (110% in the case of an optionee who holds more than 10% of the Company's outstanding shares). The exercise price of an option must be paid in full in one or more of the following methods as specified in the optionee's option agreement: by requesting the Company to withhold shares that would otherwise be delivered to the optionee upon exercise (a "cashless exercise"), in cash or by check or by tendering to the Company Ordinary Shares previously acquired by the optionee, provided the Ordinary Shares have been held by the optionee for a period of time as required to be considered "mature" for accounting purposes.

ADMINISTRATION OF THE PLAN. The Board will administer the Plan and a committee of at least 2 directors may make recommendations to the Board with respect to any aspect of administering the Plan. The Board shall have full power and authority, among other things, to (i) designate the optionees; (ii) determine the terms and provisions of option agreements (which need not be identical) including, but not limited to, the number of Ordinary Shares to be covered by each option, the date of grant of each option, the exercise price and vesting schedule of each option, the method of paying the exercise price of each option, and any conditions upon which the vesting of an option may be accelerated; (iii) accelerate the right of an optionee to exercise, in whole or in part, any previously granted option; (iv) determine the fair market value of the Ordinary Shares in accordance with the terms of the Plan; (v) set the term of each option (which shall not exceed 10 years from the date of grant of an ISO (5 years in the case of an ISO granted to an optionee who holds more than 10% of the Company's outstanding shares), and (vi) determine any other matter which is necessary or desirable for, or incidental to, the administration of the Plan. The interpretation and construction by the Board of any provision of the Plan or of any option granted thereunder shall be binding and conclusive.

ADJUSTMENTS. If any change is made in the Ordinary Shares subject to the Plan (through any stock dividend, stock split, spin-off, share combination, or similar change in the capitalization of the Company), appropriate adjustments shall be made by the Board as to (a) the number of options and Ordinary Shares subject to the Plan, and (b) the number of Ordinary Shares and price per share of outstanding options. In the event of corporate transaction (such as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), the surviving or successor corporation shall assume each outstanding option or substitute a new option for each outstanding option; provided, however, that, in the event of a proposed corporate transaction, the Board may terminate all or a portion of the outstanding options, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Company.

NONASSIGNABILITY OF OPTIONS. No ISO shall be assignable or transferable (other than by will or the laws of descent and distribution), and during the lifetime of the optionee shall be exercisable only by the optionee or the optionee's legal representative in the case of the optionee's legal disability. Except as otherwise permitted by the Board in an option agreement, such limits on assignment, transfer and exercise shall also apply to NQSOs.

DURATION OF THE PLAN. No ISO may be granted under the Plan after the tenth
(10th) anniversary of the date the Plan is approved by the shareholders of the Company or adopted by the Board (whichever occurs first). However, any options outstanding as of such date will remain exercisable and vest in accordance with their terms.

DISCONTINUANCE, CANCELLATION AND TERMINATION. The Board may at any time discontinue granting options under the Plan. The Board may at any time amend the Plan (and the Board may amend any outstanding options) for any purpose, or may at any time terminate the Plan, except that the following amendments may not be made without the approval of the Company's shareholders: (i) an increase in the maximum number of Ordinary Shares with respect to which ISOs may be granted under the Plan, (ii) a change in the class of employees eligible to receive ISOs under the Plan, (iii) an extension of the duration of the Plan with respect to ISOs, and (iv) any amendment to the Plan requiring shareholder approval under the $1 million deduction limit on compensation in Section 162(m) of the Code. Further, no amendment or termination of the Plan may adversely affect the rights of any participant (without the participant's consent) under any award previously granted.

MARKET VALUE. As of November [__], 2004, the per share market price of the Ordinary Shares on the OTC Bulletin Board was $[____]. [INSERT VALUE AS OF LATEST PRACTICABLE DATE]

U.S. FEDERAL INCOME TAX TREATMENT OF OPTIONS. Based on the advice of counsel, the Company believes that the normal operation of the Plan should generally have, under the Code and the regulations and rulings thereunder, all as in effect on October 1, 2004, the principal U.S. Federal income tax consequences described below with respect to the issuance and exercise of options. The tax consequences described below do not take into account any changes to the Code or the regulations thereunder that may occur after October 1, 2004.

o ISOs. If the requirements of Section 422 of the Code are met, an optionee recognizes no income upon the grant or exercise of an ISO (unless the optionee is subject to the alternative minimum tax rules), and the Company is not entitled to a deduction on the grant or exercise of the ISO.

o NQSOs. To the extent options, when granted, are NQSOs, or to the extent options, when granted, are intended to be ISOs but fail to qualify as such, an optionee recognizes no income at the time the NQSO is granted. Upon exercise of the NQSO, the optionee recognizes ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the Ordinary Shares subject to the option over the exercise price. The Company will not be entitled to a deduction upon the grant of an NQSO. The Company will be entitled to a deduction to the extent of the ordinary income recognized by the optionee upon exercise of the option. Section 162(m) of the Code disallows a deduction by the Company for compensation exceeding $1,000,000 paid to certain executive officers, excluding, among other things, performance-based compensation. The exercise price of any NQSO granted under the Plan may be less than the fair market value of the underlying Common Shares. Thus, the compensation attributable to NQSOs granted to executive officers under the Plan may not qualify as performance-based compensation and would therefore be subject to the $1,000,000 deduction limit.

FILING OF REGISTRATION STATEMENT FOR SHARES. If the proposal to approve the Plan is approved, the Company intends to file with the SEC a Registration Statement on Form S-8 to register the Ordinary Shares that may be granted pursuant to the Plan promptly after the Meeting.

         The shareholders of the Company are requested to adopt the following resolution:

         RESOLVED, TO APPROVE THE COMPANY'S 2004 SHARE OPTION PLAN.

         The approval of this proposal requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of the Company's 2004 Share Option Plan.

           THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S 2004 SHARE OPTION PLAN.

The following table summarizes the Chairman's compensation for which the Company has requested shareholder approval pursuant to Proposal 4. Other than for the options listed in this table, the Company has no other current plans to grant any options under the Plan.

                                NEW PLAN BENEFITS

         Name and Position                      Number of Options

        Dr. Ramon Harel, CEO                           *
   Mr. David Daffner, President(1)                     0
        Mr. Gerald Kochanski,                          *
       Vice President and CFO
   Mr. Dan Harel, Vice President,                   100,000
         Marketing and Business
              Development
    Mr. William H. McDonnell, CFO (3)                25,000
       Mark Blundell (Director) (4)                 200,000
            Executive Group                         325,000
      Non-Executive Director Group                     *
 Non-Executive Officer Employee Group                  *

(1) Mr. Daffner served as the Company's President from February 2002 until April 2003.
(2) Mr. Kochanski resigned his position as Vice President and CFO in September 2004.

(3) Mr. McDonnell became the Company's Chief Financial Officer on November 15, 2004.
(4) Represents only the amount of benefits currently approved by the Board of Directors. Additional grants in the future are possible.

* As grants under the Company's 2004 Share Option Plan will be at the discretion of the Board of Directors, the future benefits to persons included in this table, other than to Mr. Blundell and persons no longer employed by the Company, are not determinable.

                                 PROPOSAL NO. 3

                      APPROVAL OF EMPLOYMENT AGREEMENT AND
                       CASH BONUS PAYMENT TO MARK BLUNDELL

         Each of the Company's Audit Committee and the Board of Directors has approved the Company's entering into an employment agreement with the Company's current Chairman, Mr. Mark Blundell, who will become the Company's Chief Executive Officer on January 1, 2005. Under the terms of the employment agreement, which, if approved by the Company's shareholders, will become effective on January 1, 2005, Mr. Blundell is to receive the following compensation: (i) annual salary of $150,000; (ii) a bonus payment of $50,000 payable to him if the Company meets its annual budget targets for the fiscal year as previously approved by the Company's Board of Directors; (iii) monthly rent allowance in the amount of $1,000; (iv) the Company must provide 2 months advance notice for dismissal without cause, and upon any such dismissal, Mr. Blundell shall receive a severance payment equal to 3 months remuneration; and
(v) a 10 year option, subject to the terms and conditions of the Company's share option plan, to purchase 200,000 Ordinary Shares of the Company, at an exercise price of $1.00 per Ordinary Share. 50,000 of such options shall be immediately vested, and 50,000 shall vest on each of December 31, 2005, December 31, 2006 and December 31, 2007. If Mr. Blundell's employment by the Company is terminated for any reason other than for cause, the options scheduled to vest on December 31 of the year of termination shall vest immediately, provided that all options shall expire 90 days following the last day he provided services to the Company. Additionally, all non-vested options shall immediately vest in the event of a change in control of the Company or upon the sale of a substantial part of the Company's assets.

         In addition, each of the Company's Audit Committee and the Board of Directors has approved the payment to Mr. Blundell of a cash bonus of $25,000 in recognition of his contribution to the Company as the Chairman since April 2004.

         Under the Companies Law, the compensation of a director of a public company requires the approval of such company's audit committee, board of directors and shareholders, in that order.

         The shareholders of the Company are requested to adopt the following resolution:

         RESOLVED, TO APPROVE THE COMPANY'S ENTERING INTO AN EMPLOYMENT AGREEMENT AND OPTION AGREEMENT WITH MR. BLUNDELL, WHO IS TO SERVE AS THE COMPANY'S CHIEF EXECUTIVE OFFICER AS OF JANUARY 1, 2005, IN ACCORDANCE WITH THE TERMS AS DESCRIBED IN THE PROXY STATEMENT DATED NOVEMBER [___], 2004 AND DISTRIBUTED TO THE SHAREHOLDERS OF THE COMPANY, AND TO APPROVE THE PAYMENT TO MR. MARK BLUNDELL OF A CASH BONUS OF $25,000 IN RECOGNITION OF HIS CONTRIBUTION TO THE COMPANY AS THE CHAIRMAN SINCE APRIL 2004.

         The approval of this proposal requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of Mr. Blundell's employment agreement and cash bonus. If this proposal is not approved by the required amount of votes, the Company will not enter into the Employment Agreement with Mr. Blundell or pay the $25,000 cash bonus to Mr. Blundell.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RESOLUTION APPROVING THE MR. BLUNDELL'S EMPLOYMENT AGREEMENT AND CASH BONUS.

                                  COMPENSATION

         The following table summarizes Mr. Blundell's compensation for which the Company has requested shareholder approval pursuant to Proposal 3:

                                                     Dollar Value ($)                             Number of
      Name and Position              Salary               Bonus               Other                Options

   Mark Blundell (Director)         $150,000             $75,000*            $12,000              200,000
   [EXECUTIVE GROUP]                $150,000             $75,000             $12,000              200,000


* based on attainment of annual budget targets approved by the Board of Directors, $25,000 of which relates to 2004.

                                 PROPOSAL NO. 4

                     APPROVAL OF EMPLOYMENT ARRANGEMENT AND
                      CASH BONUS PAYMENT TO DR. RAMON HAREL


         Each of the Company's Audit Committee and the Board of Directors has approved the Company's entering into an employment arrangement with the Company's current Chief Executive Officer, Dr. Ramon Harel. Dr. Harel will be stepping down as the Company's Chief Executive Officer on December 31, 2004 and will be appointed as Chairman effective January 1, 2005. As of January 1, 2005, when Dr. Harel becomes the Chairman, he will continue to work full time for the Company and will receive compensation in accordance with the terms of his current employment agreement until March 31, 2005. From and after April 1, 2005, Dr. Harel will be entitled to receive a base salary of $75,000 per year. The employment arrangement is terminable by either Dr. Harel or Scanvec Amiable, Inc. for any reason upon 30 days' notice. Dr. Harel has agreed to waive the severance payment to which he is entitled under his employment agreement until the end of the new arrangement.

         In addition, each of the Company's Audit Committee and the Board of Directors has approved the payment to Dr. Harel of a cash bonus of $50,000 in recognition of his contribution to the Company as the Chief Executive Officer in the fiscal year of 2004.

         Under the Companies Law, the compensation of a director of a public company requires the approval of such company's audit committee, board of directors and shareholders, in that order.

         The shareholders of the Company are requested to adopt the following resolution:

         RESOLVED, TO APPROVE THE COMPANY'S ENTERING INTO AN EMPLOYMENT ARRANGEMENT WITH DR. HAREL, WHO IS TO SERVE AS THE COMPANY'S CHAIRMAN AS OF JANUARY 1, 2005, IN ACCORDANCE WITH THE TERMS AS DESCRIBED IN THE PROXY STATEMENT DATED NOVEMBER [___], 2004 AND DISTRIBUTED TO THE SHAREHOLDERS OF THE COMPANY, AND TO APPROVE THE PAYMENT TO DR. RAMON HAREL OF A CASH BONUS OF $50,000 IN RECOGNITION OF HIS CONTRIBUTION TO THE COMPANY AS THE CHIEF EXECUTIVE OFFICER IN THE FISCAL YEAR OF 2004.

         The approval of this proposal requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of Dr. Harel's employment arrangement and cash bonus. If this proposal is not approved by the required amount of votes, the Company will not enter into the Employment Arrangement with Dr. Harel or pay the $50,000 cash bonus to Dr. Harel.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RESOLUTION APPROVING THE DR. HAREL'S EMPLOYMENT ARRANGEMENT AND CASH BONUS.

                                  COMPENSATION

         The following table summarizes Dr. Harel's compensation for which the Company has requested shareholder approval pursuant to Proposal 4:

                                                            Dollar Value ($)
                             Annual Salary Through        Annual Salary From
Name and Position               March 31, 2005*             April 1,  2005*                       Bonus

Dr. Ramon Harel (Chief Executive   $150,000                      $75,000*                       $50,000*
Officer)

[EXECUTIVE DIRECTOR GROUP]         $150,000                      $75,000                        $50,000

* based on annual compensation.

                                 PROPOSAL NO. 5

       APPROVAL OF PAYMENT OF FEES TO THE CHAIRMAN OF THE AUDIT COMMITTEE

            Under the Israeli Companies Law, the compensation of a director of a public company requires the approval of such company's audit committee, board of directors and shareholders, in that order. Each of the Audit Committee and the Board of Directors has approved that the Chairman of the Audit Committee, who is not receiving a salary from the Company, shall be entitled to receive the sum of $500 per regular or special meeting personally attended of the Audit Committee, in addition to other fees such director receives from the Company.

            The shareholders of the Company are requested to adopt the following resolution:

            RESOLVED, TO APPROVE THE PAYMENT TO THE CHAIRMAN OF THE AUDIT COMMITTEE OF FEES OF $500 PER REGULAR OR SPECIAL MEETING OF THE AUDIT COMMITTEE THE CHAIRMAN PERSONALLY ATTENDS.

            The approval of this Proposal requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of the Chairman of the Audit Committee's director fees.


            THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RESOLUTION APPROVING THE PAYMENT OF FEES TO THE CHAIRMAN OF THE AUDIT COMMITTEE.

                                 PROPOSAL NO. 6

    APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT FOR DIRECTORS AND OFFICERS

         The Company believes that, as a prerequisite to attracting and retaining the highest caliber of directors and officers, the Company must provide its directors and officers with adequate protection against frivolous claims through insurance, exemption and indemnification in connection with their service. Each of the Audit Committee and the Board has approved the basic form of, and has authorized and empowered the Company to enter into, an agreement (the "Indemnification Agreement(s)") for the indemnification of directors and officers of the Company and their exemption from their duty of care, to the maximum extent permitted by the Companies Law and the Company's Articles of Association. The Indemnification Agreements, among other terms, provide indemnification to the directors and officers of the Company for up to $1,000,000 (in addition to any amounts paid out under an insurance policy) with respect to specified events in each case of indemnification. The Company's current Directors and Officers insurance policy includes coverage of up to $4 million dollars (in the aggregate). The shareholders of the Company are now being asked to approve the proposal below to permit the Company to enter into such Indemnification Agreements with its current directors and with its future directors who, upon their election to the Board, will each automatically be entitled to indemnification and exemption from the Company under an Indemnification Agreement.

            If the proposal is approved by the shareholders, the Company intends to enter into Indemnification Agreements with its current officers and directors that provide, among other things, for (i) exemption from monetary liability to the maximum extent permitted by the Companies Law and the Company's Articles of Association, and (ii) mandatory indemnification of such persons by the Company (including undertaking in advance to provide such indemnification) against certain obligations or expenses imposed as a consequence of acts done by any such director in his or her capacity as such. The Company's obligation to indemnify its officers and directors under the Indemnification Agreements will, to the maximum extent permitted by Israeli law, apply retroactively as well as prospectively and, as a result, would have an impact on historical and future events alike, although the Company is not aware of any historical acts or events to which this would be applicable. Under the Indemnification Agreements, the Company will exempt each of its officers and directors from his or her duty of care to the Company, although this exemption will not apply to a breach of such officer's or director's duty of care that was committed intentionally or recklessly.

            Under the Companies Law, however, a company may not exempt an officer or director from his or her duty of loyalty, nor may a company exempt an officer or director from liability, provide him or her with insurance, or indemnify him or her for acts or omissions concerning any of the following: (i) a breach of the officer's or director's duty of loyalty, unless such officer or director acted in good faith and had reasonable grounds to assume that such act or omission would not cause harm to the Company; (ii) a breach of the officer's or director's duty of care that was committed intentionally or recklessly; (iii) an act committed with the intention to realize a personal illegal profit; or
(iv) a fine or monetary composition imposed on an officer or director. In addition, the Company may undertake in advance to indemnify its officers and directors only with respect to types of events that, in the directors' opinion, may be foreseen at the time the Company undertakes to give such indemnification (a list of which types of events is attached as Appendix A to the form of Indemnification Agreement attached as Appendix B to this proxy statement) and only in an amount that the directors have determined is reasonable in the circumstances. The Company's ability to indemnify its officers and directors is further limited to (1) monetary obligations imposed in favor of another person pursuant to a judgment, including a judgment given in settlement or a court approved arbitrator's award; (2) reasonable litigation expenses, including attorneys fees, incurred by such person or which he or she is ordered to pay by a court in proceedings filed against him or her by the Company or on its behalf or by another person, or in a criminal indictment of which he or she is acquitted, or in which he or she is convicted of an offense not requiring proof of criminal intent; and (3) any other obligation or expense for which it is or shall be permitted to indemnify such person, in each case as a consequence of any act done by such person in his or her capacity as an officer or director of the Company.

         Entering into the Indemnification Agreements with the directors and officers of the Company will lower the standard of conduct required of directors and officers in order to satisfy their duty of care. In light of the limitations on exemption, insurance and indemnification, however, the standard of conduct in respect of the duty of loyalty to the Company will remain unchanged by such agreements. If approved by the shareholders, the protections afforded by the Indemnification Agreements could raise obstacles and make it impracticable for shareholders to bring a claim against a director or officer (although shareholders' ability to bring claims against the Company would be unaffected). In addition, such protections could negatively impact shareholders to the extent that it lowers the level of care that directors and officers observe in managing the Company's affairs. The Company believes that such protections are in the best interests of the Company and its shareholders, however, in that, as stated above, they will better enable the Company to attract and retain skilled officers and directors, and because it is expected that such protections will enable the Company's officers and directors to carry out their duties and make management decisions without fear of liability arising out of frivolous claims.

         A copy of the form of indemnification agreement is attached as Appendix B to this proxy statement.

         Each of the Company's Audit Committee and Board of Directors has approved the form of indemnification agreement. Under the Companies Law, the indemnification of a director of a public company requires the approval of such company's audit committee, board of directors and shareholders, in that order.

         The shareholders of the Company are requested to adopt the following resolution:

         RESOLVED, TO AUTHORIZE AND EMPOWER THE COMPANY TO ENTER INTO THE INDEMNIFICATION AGREEMENTS FOR THE INDEMNIFICATION OF ITS CURRENT DIRECTORS AND FUTURE DIRECTORS AND THEIR EXEMPTION FROM THE DUTY OF CARE, ALL AS DESCRIBED IN THE PROXY STATEMENT DATED NOVEMBER [___], 2004 AND DISTRIBUTED TO THE SHAREHOLDERS OF THE COMPANY.


           The approval of this Proposal requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on authorizing the Company to enter into the Indemnification Agreements with its current and future directors.


         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RESOLUTION AUTHORIZING THE COMPANY TO ENTER INTO THE INDEMNIFICATION AGREEMENTS WITH ITS CURRENT AND FUTURE DIRECTORS.

                    EXECUTIVE OFFICERS AND BOARD OF DIRECTORS

NAME                            AGE                                  PRINCIPAL OCCUPATION
----                            ---                                  --------------------
MR.  MARK BLUNDELL              46     Mr. Blundell currently serves as Chairman of the Company. Prior to becoming Chairman of
 (Chairman)                            the Company, he was self-employed as an independent consultant since November 2002. He was President and Chief Executive Officer of New Paradigm, a publicly traded enterprise software company, from 1992 until October 2002. Prior to that he was Chief Executive
                                       Officer of the London Futures & Options Exchange, from 1988 to 1991. He holds an M.A. in
                                       Politics, Philosophy and Economics from the University of Oxford.

DR. RAMON HAREL                 75     Dr. Harel has served as the Chief Executive Officer of the Company since March (Director,
                                       Chief Executive 2000 and he also served as the President from March 2000 through February
                                       Officer) 2002. He has been a director of the Company since its inception in July 1990. He served as the Chairman of the Company from 1990 through 1998. He served as the Chief
                                       Executive Officer of the Company from 1995 to 1997 and as Chief Financial Officer of the
                                       Company from inception to 1995. Dr. Harel was the Director General of Israel's Transport
                                       Ministry from 1969 to 1972 and served as Executive Vice President of the Israel Discount
                                       Bank from 1972 to 1975. From 1978 to 1983, Dr. Harel was the Director General of the
                                       Israel Airports Authority. Dr. Harel holds a Ph.D. in Economics from Harvard University.

MR. JAMES WARD                  62     Mr. Ward is President of Ward & Associates, a sales, marketing and distribution
                                       (Director) consulting firm. Prior to that he was President of the wallcovering division of GenCorp from 1989 to 1997 and Vice President from 1986 to 1989. He attended Ohio State
                                       University.

MR. LLOYD QUARTIN               58     Mr. Quartin has been self-employed managing a retail business since November (Director)
                                       2000. Mr. Quartin was a founder of the record company, Turn up the Music, where he acted as Chairman from 1994 until October 2000. He continues to serve as a director of that company. Prior to that he was Chairman of Unique Sales, a manufacturer's representative company in the textile industry.

MR. ROBERT YINGLING             42     Mr. Yingling is the Vice President and Chief Financial Officer of WRC Media
(Director)                             Inc.  He was the Chief Financial Officer of Duncan Capital LLC, a New York
                                       city-based investment merchant bank, from March 2004 until July 2004. From March 2003 until
                                       February 2004, he was Director of Finance of Smiths Group plc, a diversified UK engineering company. During 2001 and 2002, Mr. Yingling was an independent consultant to media and technology companies. From January 1999 to April 2001, he was CFO of BigStar Entertainment,
                                       Inc. Mr. Yingling received an M.B.A. from the Columbia Business School and graduated from
                                       Lehigh University with a B.S. in Accounting. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the New York State Society of
                                       CPAs.

CHARNA FUCHS                    52     Ms. Fuchs is a partner in the law office of Faust Roy Mangold & Fuchs, LLP in
(Independent Director)                 White Plains, New York, and has been affiliated with the firm for approximately ten years.  In the course of her practice of matrimonial law for over 20 years, and as an integral element of her litigation practice, Ms. Fuchs regularly appears before the courts of the State of New York and reviews business and professional valuations and financial statements.  Ms. Fuchs is member of the
                                       Hadassah women's organization and various bar associations. She received a B.A.
                                       degree from New York University and a Juris Doctor degree from New York Law
                                       School.


NAME                            AGE                                  PRINCIPAL OCCUPATION
----                            ---                                  --------------------
AVI HEIFETZ                     60     Mr. Heifetz has been an independent director of the Company since December
                                       (Independent Director) 2002. Mr. Heifetz is the founder and CEO of A. Heifetz and Co., which he founded in 1988. The company is an Israeli based investment and financial management-consulting firm. A. Heifetz and Co. is the managing company of A. Heifetz Technologies Ltd., an investment company with a portfolio of over thirty diverse hi-tech companies. Mr. Heifetz served as senior vice president of Leumi & Co. from 1980 to 1988. Mr. Heifetz was the managing director of Economics and Planning Department of the Ministry of Transportation
                                       in Israel from 1975 to 1980. Prior to 1975, Mr. Heifetz served as a project manager for the World Bank and financial consultant to the Israel Discount Bank.
                                       Mr. Heifetz holds a MA in Economics and MBA from Hebrew University.

DAN HAREL                       36     Mr. Harel currently serves as Vice President Marketing and Business Development. Mr.
(Vice President, Marketing             Harel rejoined the Company in October 2003, while he previously served in different roles
and Business Development)              for Scanvec Amiable, from 1991 to 1996. From 1997 to 1999, he held the position of Vice
                                       President of Operations of Full Print, a large screen-printing, digital printing and sign-making manufacturer. From 2000 to 2002, Mr. Harel was the Director of Sales, Western
                                       Region, for Orsus Solutions. Mr. Harel holds a BA in Business Administration and
                                       Accounting from the College of Management in Tel Aviv.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number of Ordinary Shares beneficially owned by (i) each shareholder known to the Company to be the beneficial owner more than 5% of the Ordinary Shares, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this proxy statement, and (iv) all directors and executive officers as a group, in each case (a) as of November [__], 2004 (reflecting forfeiture of Jim and Yuan Chang's Ordinary Shares), and
(b) assuming the Settlement Agreement and Release is not approved.


                                                  AS OF NOVEMBER 5, 2004         ASSUMING CHANG SETTLEMENT IS
                                                                                         NOT APPROVED
                                              NUMBER OF SHARES    PERCENT OF       NUMBER OF     PERCENT OF
NAME AND ADDRESS                                   OWNED          SHARES (%)     SHARES OWNED    SHARES (%)



Jim Chang                                         0                 0%             1,171,000       17.3%
Yuan Chang                                        0                 0%               585,500        8.6%
Dr. Ramon Harel (1)(3)(4)                       1,002,000          20.0%           1,002,000       14.8%
Dan Purjes                                        0                 0%              0               0%
Rockwood Group LLC (2)(5)(6)(7)                 1,726,500          34.4%           1,726,500       25.5%
X Securities Ltd. (2)(5)(6)(8)                  1,726,500          34.4%           1,726,500       25.5%
Y Securities Ltd. (2)(5)(6)(9)                  1,726,500          34.4%           1,726,500       25.5%
ZH Software Services Ltd. (10)                    289,903           5.8%             289,903        4.3%
TWM Associates                                    0                 0%              0               0%
Avi Heifetz (11)                                 -0-                *              -0-              *
Mark Blundell (1)                                -0-                *              -0-              *
James Ward (1)                                   -0-                *              -0-              *
Lloyd Quartin (1)                                   1,000           *                  1,000        *
Robert Yingling (1)                              -0-                *              -0-              *
Charna Fuchs (1)                                 -0-                *              -0-              *
Gerald J. Kochanski (1)(12)                        30,000           *                 30,000        *
Dan Harel (1)                                    -0-                *              -0-              *
All directors and executive  officers as        1,033,000          20.6%           1,033,000       15.3%
a group (nine persons)

------------

*     Represents less than 1% of the outstanding Ordinary Shares.

(1) The address of such beneficial owner is c/o Scanvec, Two International Plaza, Suite #625, Philadelphia, PA, 19113, USA.
(2)   Number of Ordinary Shares owned obtained from Company's Stock Transfer
      Agent.
(3)   Number of Ordinary Shares owned confirmed with shareholder.
(4) Number of Ordinary Shares owned includes options to purchase 100,000 Ordinary Shares.
(5)   The address of such beneficial owner is 830 Third Avenue, New York, NY
      10022

(6) Mr. Dan Purjes is the Managing Member and Chairman of the Board of each of Rockwood Group LLC, X Securities Ltd. and Y Securities Ltd.
(7) Includes direct beneficial ownership of 1,481,926 Ordinary Shares and indirect beneficial ownership of 81,525 Ordinary Shares owned directly by X Securities Ltd. and 163,049 Ordinary Shares owned directly by Y Securities Ltd.
(8) Includes direct beneficial ownership of 81,525 Ordinary Shares and indirect beneficial ownership of 1,481,926 Ordinary Shares owned directly by Rockwood Group LLC and 163,049 Ordinary Shares owned directly by Y Securities Ltd.
(9) Includes direct beneficial ownership of 163,049 Ordinary Shares and indirect beneficial ownership of 1,481,926 Ordinary Shares owned directly by Rockwood Group LLC and 81,525 Ordinary Shares owned directly by X Securities Ltd.
(10) The address of such beneficial owner is c/o Zvi Hava, 12 Hazav St., Oranit, 44813, Israel
(11) The address of such beneficial owner is c/o Scanvec, Atidim Industrial Park Building No. 1, Tel Aviv, 61581, Israel
(12) Number of Ordinary Shares owned includes options to purchase 30,000 Ordinary Shares.

            On April 8, 2004, Yozma Venture Capital Ltd. ("Yozma"), Messrs. Yuchung Chu ("Chu"), Benjamin Givli ("Givli") and Yacha Sutton ("Sutton," and, together with Yozma, Chu and Givli, the "Selling Shareholders"), shareholders then holding approximately 31% of the outstanding Ordinary Shares of the Company sold, in a series of private transactions (collectively, the "Sales"), an aggregate of 2,094,456 Ordinary Shares, comprising all of the Ordinary Shares then owned by the Selling Shareholders. The investors (each, an "Investor") who purchased such Ordinary Shares were Rockwood Group LLC, X Securities Ltd., Y Securities Ltd., Jolie Papier Ltd., and Bridges & Pipes LLC. Jolie Papier Ltd. subsequently sold all of its Ordinary Shares to Rockwood Group LLC. The number of Ordinary Shares currently owned by each Investor (other than Jolie Papier Ltd.) are included in the table above.

            The information regarding the beneficial ownership of Ordinary Shares by each of the Investors set forth in the table above is based on information contained in the statements on Schedule 13D filed by the Investors with the Securities and Exchange Commission on April 19, 2004, as amended on April 23, 2004.

            According to the Schedule 13Ds filed by the Investors, Bridges & Pipes LLC, Jolie Papier Ltd., Rockwood Group LLC, X Securities Ltd., and Y Securities Ltd. acquired their respective Ordinary Shares for aggregate purchase prices of $312,763, $468,400, $761,962, $69,296, and $138,591, respectively, and each Investor used available working capital to fund its purchase of Ordinary Shares.

            Prior to the Sales, Yozma had a contractual right to nominate two representatives to serve on the Company's Board of Directors. In addition, Yozma and Messrs. Givli and Sutton, together with another shareholder that did not participate in the Sales (collectively, the "Givli Group"), were parties to an agreement that provided, among other things, that each party would vote their Ordinary Shares together on all matters coming before the Company's shareholders.

            In addition, the 1,756,500 Ordinary Shares surrendered collectively by Jim and Yuan Chang pursuant to the Settlement Agreement and Release (see Proposal No. 1 above), represented approximately 26% of the issued and outstanding Ordinary Shares of the Company immediately prior to such surrender. As a result, the 2,094,456 Ordinary Shares acquired by the Investors pursuant to the Sales now represent approximately 38.86% of the Company's Ordinary Shares on a fully-diluted basis, and approximately 41.78% on an undiluted basis.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning compensation paid with respect to the Chief Executive Officer and the other executive officers who were serving as such as of December 31, 2003, each of whose aggregate compensation for fiscal 2003 exceed $100,000, for services rendered in all capacities for the Company.

                             SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------
                                                                                              LONG-TERM
                                                                                             COMPENSATION
                               ANNUAL COMPENSATION
-----------------------------------------------------------------------------------------------------------
                                                                                              SECURITIES
NAME AND                                                                     OTHER ANNUAL     UNDERLYING
PRINCIPAL POSITION                 YEAR        SALARY           BONUS        COMPENSATION     OPTIONS(#)
-----------------------------------------------------------------------------------------------------------
Dr. Ramon Harel (1)(7)            2003       $150,000            -           $23,000(3)      100,000(4)
-----------------------------------------------------------------------------------------------------------
CEO                               2002       $150,000         $30,000        $23,000(3)      100,000(4)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                  2001       $150,000            -                -               -
-----------------------------------------------------------------------------------------------------------
Mr. David Daffner (1)(2)          2003        $97,885            -            $2,340(3)           -
-----------------------------------------------------------------------------------------------------------
President                         2002       $140,000         $14,000         $1,170(3)           -
-----------------------------------------------------------------------------------------------------------
                                  2001           -               -                -               -
-----------------------------------------------------------------------------------------------------------
Mr. Gerald Kochanski(1)(8)        2003       $120,000            -            $5,880(3)       30,000(5)
-----------------------------------------------------------------------------------------------------------
Vice President/CFO                2002       $120,000         $20,000         $5,880(3)       30,000(5)
-----------------------------------------------------------------------------------------------------------
                                  2001       $112,115            -                -               -
-----------------------------------------------------------------------------------------------------------
Mr. Dan Harel (6)(7)              2003        $23,078            -                -               -
Vice President, Marketing
And Business Development
-----------------------------------------------------------------------------------------------------------

(1) Dr. Harel and Messrs. Daffner and Kochanski received bonuses in 2002. The Company does not have a formal Bonus plan. Discretionary bonuses for performance may be proposed by the Chief Executive Officer with approval by the Board of Directors.
(2) Mr. Daffner served as the Company's President from February 2002 until April 2003.
(3)  These amounts represent living and/or automobile allowances.
(4) Options expired in 2004. As of December 31, 2003, the options were vested and had an exercise price of $1.00 per share.
(5)  Options are vested and exercise price is $1.38 per share.
(6)  Dr. Harel and Mr. Dan Harel are father and son.
(7)  Mr. Harel joined the Company in October 2003.
(8) Mr. Kochanski resigned his position as Vice President and CFO in September 2004.


                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

----------------------------------------------------------------------------------------------------------------------------
                                                           NUMBER OF SECURITIES UNDERLYING
                                 SHARES                         UNEXERCISED OPTIONS AT           VALUE OF UNEXERCISED
                              ACQUIRED ON                            FISCAL 2003            IN-THE-MONEY OPTIONS AT FISCAL
NAME                            EXERCISE    VALUE REALIZED            YEAR-END                       2003 YEAR-END
----------------------------------------------------------------------------------------------------------------------------
                                                             EXERCISABLE       UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------
Dr. Ramon Harel                   -              -            100,000             -              (1)              -
----------------------------------------------------------------------------------------------------------------------------
Mr. Gerald Kochanski              -              -             30,000             -              (1)              -
----------------------------------------------------------------------------------------------------------------------------

(1) At the end of fiscal 2003 there were no in-the-money options.


                                              EQUITY COMPENSATION PLAN INFORMATION
---------------------------------------------------------------------------------------------------------------------------
          PLAN CATEGORY                       (A)                             (B)                            (C)

                                 NUMBER OF SECURITIES TO BE      WEIGHTED-AVERAGE EXERCISE         NUMBER OF SECURITIES
                                 ISSUED UPON EXERCISE OF         PRICE OF OUTSTANDING OPTIONS,   REMAINING AVAILABLE FOR
                                 OUTSTANDING OPTIONS, WARRANTS   WARRANTS AND RIGHTS             FUTURE ISSUANCE UNDER
                                 AND RIGHTS                                                      EQUITY COMPENSATION PLANS
                                                                                                 (EXCLUDING SECURITIES
                                                                                                 REFLECTED IN COLUMN (A))
----------------------------------------------------------------------------------------------------------------------------
  Equity compensation plans      326,100                         $2.75                           745,900
  approved by security holders
----------------------------------------------------------------------------------------------------------------------------
  Equity compensation plans      -0-                             Not applicable                  -0-
  not approved by security
  holders
----------------------------------------------------------------------------------------------------------------------------
  Total                          326,100                         $2.75                           745,900
----------------------------------------------------------------------------------------------------------------------------

REMUNERATION OF DIRECTORS

         In 2003, the non-employee directors, Aliza Rotbard and Avi Heifetz received a stipend of $1,000 per quarter and $290 for each Board of Directors or committee meeting the director attended in person. In addition, the Company reimbursed non-employee directors for reasonable travel expenses for attending Board of Directors or committee meetings. Mr. Givli received a salary of $55,000 for his services as Chairman.

Employment Agreement with Dr. Ramon Harel

         On September 5, 2000, Scanvec Amiable, Inc. (formerly known as Amiable Technologies, Inc.), a wholly-owned subsidiary of the Company, entered into an employment agreement with Dr. Ramon Harel. The employment agreement, which had been extended until December 31, 2002, has been further amended such that there is no specified termination date. Under the employment agreement, Dr. Harel is entitled to a base salary of $150,000 per year. The Board of Directors of the Company has the discretion to grant Dr. Harel a performance bonus in addition to his base salary. The employment agreement is terminable by either Dr. Harel or Scanvec Amiable, Inc. for any reason upon 60 days' notice. However, if Scanvec Amiable, Inc. terminates Dr. Harel's employment without cause, it is obligated to pay him his regular salary during the 60 day notice period and in addition pay him severance equal to three months' salary. If Scanvec Amiable, Inc. dismisses Dr. Harel for cause, it will not be obligated to pay him any severance. The employment agreement also contains provisions relating to assignment of inventions, non-disclosure of proprietary information and non-competition and non-solicitation of customers for a period of 12 months following termination of his employment contract. On September 3, 2004 the Company's shareholders approved a payment of a cash bonus in the amount of $75,000 to Dr. Harel. Please see Proposal No. 4 for a proposal to modify the terms of his employment with the Company.

Employment Agreement with Gerald J. Kochanski

         On October 26, 1999, Scanvec Amiable, Inc. entered into an employment agreement with Gerald J. Kochanski for Mr. Kochanski to serve as the Vice President of Operations of Scanvec Amiable, Inc. The term of the employment agreement commenced on September 1, 1999 and has no specified termination date. On April 1, 2000, Mr. Kochanski's employment agreement was amended to provide that Mr. Kochanski will serve as the Chief Financial Officer and the Vice President of Operations of Scanvec Amiable, Inc. On April 1, 2002, Scanvec Amiable, Inc. amended Mr. Kochanski's employment agreement such that Mr. Kochanski will serve as the Chief Financial Officer and Vice President, Finance, of Scanvec Amiable, Inc. Under the amended agreement, Mr. Kochanski is entitled to a base salary of $120,000. The Chief Executive Officer of the Company has the discretion to grant Mr. Kochanski a performance bonus subject to the approval of the Board of Directors of the Company. The employment agreement is terminable by either party upon 60 days' notice for any reason, but Scanvec Amiable, Inc. is obligated to continue to pay him his regular salary during such 60 day period. However, if Scanvec Amiable, Inc. terminates Mr. Kochanski's employment with Scanvec Amiable, Inc. without notice, for cause, it will not be obligated to pay him his regular salary during such 60 day period nor any severance. The employment agreement provides that if Mr. Kochanski is forced to leave or changes his position in Scanvec Amiable, Inc. due to change in control of the shareholders or restructuring of Scanvec Amiable, Inc., Mr. Kochanski will be entitled to receive three months of severance pay, in addition to his regular salary during the 60 day notice period. The employment agreement also contains provisions relating to assignment of inventions, non-disclosure of proprietary information and non-competition and non-solicitation of customers for a period of 12 months following termination of his employment agreement.

         Mr. Kochanski resigned his position as Vice President and CFO in September 2004. In connection with his resignation, Mr. Kochanski and the Company entered into a Severance Agreement and General Release (the "Severance Agreement"), pursuant to which, among other things, in consideration of the Company's providing certain severance benefits to Mr. Kochanski, including (i) continued payment of Mr. Kochanski's salary, at the rate in effect at the time of his resignation, until February 7, 2005, and (ii) continuation of his medical benefits coverage through the earlier of (a) February 7, 2005, and (b) such time as Mr. Kochanski becomes eligible under another employer's medical insurance plan, Mr. Kochanski released the Company from all claims that he had, or may have had, that arose at any time prior to his execution of the Severance Agreement.

Employment Agreement with Dan Harel

            On October 6, 2003 the Company entered into an employment agreement with Dan Harel for Mr. Harel to serve as Vice President Marketing and Business Development. The term of the agreement commenced on October 1, 2003 and has no specified termination date. Under the agreement, Mr. Dan Harel is entitled to a base salary of $100,000 and a commission of 1% of sales in excess of annual sales of $14 million. The CEO has the discretion to grant Mr. Harel a performance bonus subject to the approval of the Board of Directors. The contract is terminable by either party upon 60 days' notice for any reason, but the Company must continue to pay him his regular salary during such 60-day period. The Company will pay Mr. Harel two additional months' salary as severance pay if the Company terminates Mr. Harel's employment without cause. However, if the Company terminates Mr. Harel's employment with the Company without notice, for cause, it will not be obligated to pay him his regular salary during such 60-day period nor any severance. The contract also contains provisions relating to assignment of inventions, non-disclosure of proprietary information and non-competition and non-solicitation of customers for a period of 12 months following termination of his employment contract.

Employment Agreement with David Daffner

         On January 21, 2002, Scanvec Amiable, Inc. entered into an employment agreement with David Daffner. The term of the agreement specified that Mr. Daffner would be employed as the President of Scanvec Amiable, Inc. Under the agreement, Mr. Daffner was entitled to a base salary of $140,000 per year plus a bonus based on his achieving the milestones set forth in the business plan appended to the agreement. The agreement was terminable by either Mr. Daffner or Scanvec Amiable, Inc. for any reason upon 60 days' notice. However, if Scanvec Amiable, Inc. were to terminate Mr. Daffner's employment with Scanvec Amiable, Inc. without cause, it was required to pay him his regular salary during the 60 day notice period and in addition pay him severance equal to three months' salary. Mr. Daffner's employment was terminated in April 2003 by Scanvec Amiable, Inc. without cause and the Company paid Mr. Daffner the salary and severance required under the terms of his employment agreement.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to be presented at the Meeting. If, however, any other matters should properly come before the Meeting or any postponement or adjournment thereof, the proxy confers discretionary authority with respect to acting thereon, and the persons named in the enclosed proxy will vote on such matters in accordance with their judgment.

                       WHERE YOU CAN FIND MORE INFORMATION

         We have not authorized anyone to give any information or make any representation about the acquisition or Scanvec that differs from or adds to the information in this proxy statement or in our documents that are publicly filed with the SEC. Therefore, if anyone does give you different or additional information, you should not rely on it.

         Copies of the documents included with and/or referred to in this proxy statement are available for inspection and copying at Scanvec's principal executive offices during regular business hours by any shareholder of Scanvec or a representative who has been designated in writing by the shareholder; copies may also be obtained by mail, by written request directed to Mark Blundell, Chairman, Scanvec Amiable Ltd., Two International Plaza, Suite 625, Philadelphia, Pennsylvania 19113, or from the SEC as described below.

         Scanvec files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Scanvec files with the SEC at the SEC's public reference room in Washington, D.C. at 450 Fifth Street, N.W., 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding their public reference room. Many of these SEC filings are also available to the public through the SEC's Webpage at http://www.sec.gov.

         You should rely only on the information contained or incorporated by reference in this proxy statement. Scanvec has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated November [___], 2004. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, or such other date as this proxy statement indicates. The mailing of this proxy statement to Scanvec shareholders does not create any implication to the contrary.

                         SCANVEC INCORPORATED DOCUMENTS

         The SEC allows the Company to "incorporate by reference" information into this proxy statement, which means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in later filed documents incorporated by reference in this proxy statement.

         This proxy statement incorporates by reference the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, which the Company has previously filed with the SEC. The Annual Report on Form 10-KSB, a copy of which is enclosed with this proxy statement, contains important information about the Company and its finances and should be reviewed carefully and fully. This proxy statement also incorporates by reference the Company's Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, and the Company's periodic reports on Form 8-K dated January 15, 2004, April 22, 2004, August 24, 2004, September 14, 2004 and October 8, 2004. A copy of the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2004 is also enclosed with this proxy statement.

         All documents filed by Scanvec under Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this proxy statement and before the date of the extraordinary meeting will be deemed to be incorporated by reference into this proxy statement and to be a part of this proxy statement from the date of such filing. Any statement contained in a document incorporated by reference into this proxy statement shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this proxy statement modifies or replaces such statement. Any such statement so modified or superseded will not be deemed to constitute a part hereof, except as so modified or superseded.

                   A WARNING ABOUT FORWARD-LOOKING STATEMENTS

         This proxy statement and the documents filed by the Company with the SEC to which we refer you may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, and there can be no assurance that such statements will prove to be correct. Expressions of future goals and similar expressions including, without limitation, expressions using the terminology "may," "will," "believes," "plans," "expects," "anticipates," "predicts," "forecasts," and expressions which otherwise reflect something other than historical fact are intended to identify forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, including, but not limited to, product demand and market acceptance risk, impact of competitive products and prices, product development, commercialization or technological delays or difficulties, and trade, legal, social, financial and economic risks and the other factors described in the Company's filings with the SEC. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. You should consider these risks and uncertainties when you vote on the proposals submitted for your approval in this proxy statement. No obligation is undertaken to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this proxy statement.


               SHAREHOLDER PROPOSALS FOR THE 2005 GENERAL MEETING

         Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the SEC. To be considered for inclusion in the proxy statement and form of proxy relating to the 2005 general meeting, shareholder proposals must be received by the Company no later than April 15, 2005. Such proposals must relate to matters appropriate for shareholder action and be consistent with regulations of the SEC and Israeli law. If the April 15, 2005 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2005 general meeting, although under Israeli law if such proposal is not on the agenda for the 2005 general meeting, a resolution concerning such proposal cannot be adopted at the meeting. All proposals should be directed to the attention of the Secretary of the Company at Two International Plaza, Suite 625, Philadelphia, Pennsylvania 19113.


                           UNDERTAKING OF THE COMPANY

         Unless the Company has received contrary instructions, only one proxy statement is being delivered to each address, even if multiple shareholders share the same address. The Company undertakes to deliver promptly upon written or oral request a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of the proxy statement has been delivered. Upon written notification from a shareholder at a shared address to which only a single proxy statement has been delivered, multiple proxy statements will be delivered to such address in the future. Upon written notification from a shareholder at a shared address to which multiple proxy statements have been delivered, only a single proxy statement will be delivered to such address in the future. The Company undertakes to deliver to each beneficial owner of the Company's Ordinary Shares to whom this proxy statement is delivered, upon written or oral request, without charge, a copy of any and all documents referred to in this proxy statement that have been incorporated by reference. Delivery of such proxy statements and documents incorporated by reference shall be made by first class mail or other equally prompt means within one business day of receipt of such request. All requests and notifications shall be directed to: Scanvec Amiable Ltd., Attn: Mark Blundell, Two International Plaza, Suite 625, Philadelphia, Pennsylvania 19113-1158, telephone number: 610-521-6300 ext. 101, facsimile number: 610-521-0111.

         Shareholders are urged to complete and return their proxies promptly in order to, among other things, ensure action by a quorum and to avoid the expense of additional solicitation. If the accompanying proxy is properly executed and returned in time for voting, and a choice is specified, the shares represented thereby will be voted as indicated thereon. If a proxy card is returned but no choice is specified, the shares represented thereby (i) will not be counted with respect to Proposal No. 2 (approval of the Company's 2004 Share Option Plan), and (ii) will be voted "for" each of the other proposals submitted for approval in this proxy statement.

                                            By Order of the Board of Directors

                                            Mark Blundell
                                            CHAIRMAN OF THE BOARD OF DIRECTORS

Philadelphia, Pennsylvania
Date: November [___], 2004

                                                                      Appendix A










                              SCANVEC-AMIABLE LTD.

                             2004 SHARE OPTION PLAN


                                               TABLE OF CONTENTS

                                                                                                              PAGE

SECTION 1        - PURPOSE AND DEFINITIONS.......................................................................1

SECTION 2        - ADMINISTRATION................................................................................4

SECTION 3        - ELIGIBILITY...................................................................................5

SECTION 4        - SHARES........................................................................................5

SECTION 5        - GRANTING OF OPTIONS...........................................................................6

SECTION 6        - ISO ANNUAL LIMIT..............................................................................6

SECTION 7        - TERMS AND CONDITIONS OF OPTIONS...............................................................6

SECTION 8        - OPTION AGREEMENTS -- OTHER PROVISIONS........................................................10

SECTION 9        - ADJUSTMENT IN CASE OF CHANGES IN ORDINARY SHARES.............................................10

SECTION 10       - CERTAIN CORPORATE TRANSACTIONS...............................................................10

SECTION 11       - AMENDMENT OR SUSPENSION OF THE PLAN..........................................................11

SECTION 12       - TERMINATION OF PLAN; CESSATION OF ISO GRANTS.................................................12

SECTION 13       - SHAREHOLDER APPROVAL.........................................................................12

SECTION 14       - MISCELLANEOUS................................................................................12


                              SCANVEC-AMIABLE LTD.

                             2004 SHARE OPTION PLAN


         WHEREAS, SCANVEC-AMIABLE LTD., an Israeli company, desires to award incentive and nonqualified stock options to certain of its key employees, consultants and non-employee directors;

         NOW, THEREFORE, the Scanvec-Amiable Ltd. 2004 Share Option Plan is hereby adopted under the following terms and conditions:

                      SECTION 1 - PURPOSE AND DEFINITIONS

         (a) PURPOSE. The Plan is intended to provide a means whereby the Company may, through the grant of ISOs and NQSOs to Key Employees, Consultants and Non-Employee Directors, attract and retain such individuals and motivate them to exercise their best efforts on behalf of the Company and of any Related Corporation.

         (b) DEFINITIONS.

                  (1) "BOARD" shall mean the Board of Directors of the Company.

                  (2) "CAUSE" shall mean the Optionee has --

                  (A) materially failed to perform his or her stated duties and not cured such failure (if curable) within 15 days of his or her receipt of written notice of the failure;

                  (B) demonstrated his or her personal dishonesty;

                  (C) engaged in willful misconduct;

                  (D) engaged in a breach of fiduciary duty involving personal profit;

                  (E) willfully violated any law, rule, or regulation, or final cease-and-desist order (other than traffic violations or similar offenses); or

                  (F) engaged in other serious misconduct of such a nature that the continuation of the Optionee's status as a Key Employee, Consultant or Non-Employee Director may reasonably be expected to affect the Company and Related Corporations adversely.

         (3) "CHANGE IN CONTROL" shall mean:

                  (A) a sale of businesses of the Company generating fifty percent (50%) or more of the Company's revenue to another entity or a sale of fifty percent (50%) or more of the assets or shares of the Company to another entity (other than a sale of shares solely for the purposes of a reorganization or reincorporation);

                  (B) any "person" (as defined in section 3(a)(9), and set forth in sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder), other than (i) the Company or any related corporation,
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any related corporation, (iii) an underwriter, a placement agent or a similar entity temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned directly or indirectly by the Company's shareholders, in substantially the same proportions as their ownership of the Company's share capital, or (v) a "person" who is a shareholder of the Company on the date this Plan is adopted, becomes, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding equity securities;

                  (C) a merger or consolidation of the Company with any other entity is approved by all necessary corporate action on the part of the Company, other than (i) a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity (or any parent company) outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities; or

                  (D) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets is approved by all necessary corporate action on the part of the Company.

         (4) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (5) "COMMITTEE" shall mean:

                  (A) a committee which consists solely of not fewer than two directors of the Company who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the Code); or

                  (B) in the event a committee has not been established in accordance with (A) above, the entire Board.

         (6) "COMPANY" shall mean Scanvec-Amiable Ltd., an Israeli company.

         (7) "CONSULTANT" shall mean an individual who is not a Non-Employee Director or an employee of the Company or a Related Corporation, and who has entered into a consulting or advisory arrangement with the Company or a Related Corporation to provide bona fide services that (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly or indirectly promote or maintain a market for the Company's securities.

         (8) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         (9) "FAIR MARKET VALUE" shall mean the following, arrived at by a good faith determination of the Board:

                  (A) if there are sales of Ordinary Shares on a national securities exchange or in an over-the-counter market on the date of grant, then the mean between the highest and lowest quoted selling price on the date of grant; or

                  (B) if there are no such sales of Ordinary Shares on the date of grant but there are such sales on dates within a reasonable period both before and after the date of grant, then the weighted average of the means between the highest and lowest selling price on the nearest date before and the nearest date after the date of grant on which there were such sales; or

                  (C) if actual sales are not available during a reasonable period beginning before and ending after the date of grant, then the mean between the bid and asked price on the date of grant as reported by the National Quotation Bureau; or

                  (D) if (A) through (C) are not applicable, then such other method of determining fair market value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Board.

Where the Fair Market Value of the optioned Ordinary Shares is determined under
(B) above, the average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant shall be weighted inversely by the respective numbers of trading days between the selling dates and the date of grant (i.e., the valuation date), in accordance with Treas. Reg. ss. 20.2031-2(b)(1), or any successor thereto.

         (10) "ISO" shall mean an option which, at the time such option is granted under the Plan, qualifies as an incentive stock option within the meaning of section 422 of the Code, unless the Option Agreement states that the option will not be treated as an ISO.

         (11) "KEY EMPLOYEE" shall mean an officer who is in the employ of the Company or a Related Corporation or other key employee of the Company or a Related Corporation.

         (12) "NON-EMPLOYEE DIRECTOR" shall mean a director of the Company who is not an employee of the Company or a Related Corporation.

         (13) "NQSO" shall mean an option which, at the time such option is granted, does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Option Agreement.

         (14) "OPTION AGREEMENT" shall mean a written document evidencing the grant of an Option, as described in Section 8 hereof.

         (15) "OPTIONEE" shall mean a Key Employee, Consultant or Non-Employee Director who has been granted an Option under the Plan.

         (16) "OPTIONS" shall mean ISOs and NQSOs.

         (17) "ORDINARY SHARES" shall mean the ordinary shares of the Company, nominal value NIS 1.00 per share.

         (18) "PLAN" shall mean the Scanvec-Amiable Ltd. 2004 Share Option Plan as set forth herein and as amended from time to time.

         (19) "RELATED CORPORATION" shall mean either a "subsidiary corporation" of the Company, as defined in section 424(f) of the Code, or the "parent corporation" of the Company, as defined in section 424(e) of the Code.

         (20) "TERMINATION OF SERVICE" shall mean (a) with respect to an Option granted to a Key Employee, the termination of the employment relationship between the Key Employee and the Company and all Related Corporations; (b) with respect to an Option granted to a Consultant, the termination of the consulting or advisory arrangement between the Consultant and the Company and all Related Corporations; and (c) with respect to an Option granted to a Non-Employee Director, the cessation of the provision of services as a director of the Company and all Related Corporations; provided, however, that if the Optionee's status changes from Key Employee, Consultant or Non-Employee Director to any other status eligible to receive Options under the Plan, the Board (subject to Section 11(a) hereof) may provide that no Termination of Service occurs for purposes of the Plan until the Optionee's new status with the Company and all Related Corporations terminates.

                           SECTION 2 - ADMINISTRATION

         The Plan shall be administered by the Board. The Committee or the Company's share option committee may make recommendations to the Board with respect to any aspect of administering the Plan. Each member of the Board, while administering the Plan, shall be deemed to be acting in his or her capacity as a director of the Company.

         The Board shall have full authority, subject to the terms of the Plan, to select the Key Employees, Consultants and Non-Employee Directors, to be granted Options under the Plan, to grant Options on behalf of the Company, and to set the date of grant and the other terms of such Options in accordance with the Plan; provided, however, that Consultants and Non-Employee Directors shall not be eligible to receive ISOs under the Plan. The Board may correct any defect, supply any omission, and reconcile any inconsistency in the Plan and in any Option granted hereunder in the manner and to the extent it deems desirable. The Board also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, to amend, modify, or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon the Company, its shareholders, and all Key Employees, Consultants and Non-Employee Directors, upon their respective legal representatives, beneficiaries, successors, and assigns, and upon all other persons claiming under or through any of them. Except as otherwise required by the Articles of Association of the Company or by applicable law, no member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                            SECTION 3 - ELIGIBILITY

         The class of employees who shall be eligible to receive Options under the Plan shall be the Key Employees (including any directors who also are officers or key employees of the Company and/or of a Related Corporation). Consultants and Non-Employee Directors shall be eligible to receive NQSOs, and not ISOs, under the Plan. More than one Option may be granted to an Optionee under the Plan.

                               SECTION 4 - SHARES

         Options may be granted under the Plan to purchase up to a maximum of 350,000 Ordinary Shares; provided, however, that no Key Employee shall receive Options for more than 200,000 Ordinary Shares during any single calendar year. However, both limits in the preceding sentence shall be subject to adjustment as hereinafter provided. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable and if such purchase complies with applicable law.

         If any Option granted under the Plan expires, or if any such Option is canceled for any reason whatsoever (including, without limitation, the Optionee's surrender thereof), without having been exercised, the shares subject to the unexercised portion of the Option shall continue to be available for the granting of Options under the Plan as fully as if the shares had never been subject to an Option. However, (i) if an Option is canceled, the Ordinary Shares covered by the canceled Option shall be counted against the maximum number of shares specified above for which Options may be granted to a single Key Employee, and (ii) if the exercise price of an Option is reduced after the date of grant, the transaction shall be treated as a cancellation of the original Option and the grant of a new Option for purposes of such maximum.

                        SECTION 5 - GRANTING OF OPTIONS

         From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Board may, on behalf of the Company, grant to Key Employees, Consultants and Non-Employee Directors such Options as it determines are warranted; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem, and further provided that Consultants and Non-Employee Directors shall not be eligible to receive ISOs under the Plan. A member of the Board shall not participate in a vote approving the grant of an Option to himself or herself to the extent provided under the laws of Israel governing corporate self-dealing. In making any determination as to whether a Key Employee, Consultant or Non-Employee Director shall be granted an Option, the type of Option to be granted to a Key Employee, the number of shares to be covered by the Option, and other terms of the Option, the Board may take into account the duties of the Key Employee, Consultant or Non-Employee Director, his or her present and potential contributions to the success of the Company or a Related Corporation, the tax implications to the Company and the Key Employee of any Option granted, and such other factors as the Board may deem relevant in accomplishing the purposes of the Plan. Moreover, the Board may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Board, are fulfilled.

                          SECTION 6 - ISO ANNUAL LIMIT

         The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Ordinary Shares with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Company or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to a Key Employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limitation, the Option shall be treated as an ISO to the extent it may be so treated under the limitation and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limitation to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

                  SECTION 7 - TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of the Plan (and, for ISOs, the provisions of section 422(b) of the Code), as the Board shall deem desirable --

         (a) NUMBER OF SHARES. The Option shall state the number of Ordinary Shares to which it pertains.

         (b) PRICE. The Option shall state the option price which shall be determined and fixed by the Board in its discretion in accordance with applicable law and the terms of the Plan, subject to any guidelines as may be determined by the Board from time to time, and may be greater than, less than or equal to the Fair Market Value of each Ordinary Share, as determined by the Board. Notwithstanding the foregoing, the option price shall not be less than the nominal value of each Ordinary Share and with respect to an ISO, the option price shall not be less than the higher of 100 percent (110 percent in the case of a more-than-10-percent shareholder, as provided in subsection (j) below) of the Fair Market Value of the Ordinary Shares subject to the Option on the date the ISO is granted, or the par value thereof. Each Option Agreement will contain the option price determined for each Optionee.

         (c) TERM. The term of each Option shall be determined by the Board, in its discretion; provided, however, that the term of each ISO shall be not more than 10 years (five years in the case of a more-than-10-percent shareholder, as provided in subsection (j) below) from the date of grant of the ISO. Each Option shall be subject to earlier termination as provided in subsections (e), (f) and
(g) below and in Section 10 hereof.

         (d) EXERCISE. All outstanding Options granted to directors and executive officers of the Company shall become fully vested and exercisable immediately upon a Change in Control, except to the extent the Option Agreement provides to the contrary. Otherwise, Options granted to those individuals and to other Optionees shall be exercisable in such installments, upon fulfillment of such other conditions, and on such dates as the Board may specify. The Board may accelerate the exercise date of any outstanding Options, in its discretion, if it deems such acceleration to be desirable.

         Any exercisable Options may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part and from time to time, by giving written notice of exercise to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares. Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

         The option price shall be payable upon the exercise of the Option in a form satisfactory to the Board and as specified in the Optionee's Option Agreement. The Option Agreement may provide for payment in one or more of the following methods: a cashless exercise (i.e., on a net-issuance basis by requesting the Company to withhold Ordinary Shares that would otherwise be delivered to the Optionee upon exercise of the Option, which shall constitute a disqualifying disposition of the withheld Shares in the case of an Option which is an ISO), by cash or by check, or in Ordinary Shares previously acquired by the Optionee, provided that (i) if such Ordinary Shares were acquired through the exercise of an ISO and are used to pay the option price for ISOs, such shares have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or
(ii) if such Ordinary Shares were acquired through the exercise of an NQSO and are used to pay the option price of an ISO, or if such Ordinary Shares were acquired through the exercise of an ISO or an NQSO and are used to pay the option price of an NQSO, such shares have been held by the Optionee for such period of time as required to be considered "mature" shares for purposes of accounting treatment.

         In the event the option price is paid, in whole or in part, with Ordinary Shares, the portion of the option price so paid shall be equal to the aggregate Fair Market Value (determined as of the date of exercise of the Option, rather than the date of grant) of the Ordinary Shares so surrendered in payment of the option price.

         (e) TERMINATION OF SERVICE FOR A REASON OTHER THAN DEATH OR DISABILITY. If an Optionee's Termination of Service occurs prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Board, by the Optionee at any time prior to the earliest of (i) the expiration date specified in the Option Agreement, (ii) three months after the date of such Termination of Service, if the Termination was not for Cause (unless the Option Agreement provides a different expiration date in the case of such a Termination), and (iii) the date of such Termination of Service, if the Termination was for Cause (unless the Option Agreement provides a later expiration date in the case of such a Termination).

         (f) DISABILITY. If an Optionee becomes disabled (within the meaning of section 22(e)(3) of the Code) prior to the expiration date fixed for his or her Option, and the Optionee's Termination of Service occurs as a consequence of such disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Board, by the Optionee at any time prior to the earlier of (i) the expiration date specified in the Option Agreement, or (ii) one year after the date of such Termination of Service (unless the Option Agreement provides a different expiration date in the case of such a Termination). In the event of the Optionee's legal disability, such Option may be exercised by the Optionee's legal representative.

         (g) DEATH. If an Optionee's Termination of Service occurs as a result of death, prior to the expiration date fixed for his or her Option, or if the Optionee dies following his or her Termination of Service but prior to the earlier of (i) the expiration date fixed for his or her Option, or (ii) the expiration of the period determined under subsections (e) and (f) above (including any extension of such period provided in the Option Agreement), such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his or her death, or to any greater extent permitted by the Board, by the Optionee's estate, personal representative, or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee. Such post-death exercise may occur at any time prior to the earlier of (i) the expiration date specified in the Option Agreement, or (ii) one year after the date of the Optionee's death (unless the Option Agreement provides a different expiration date in the case of death).

         (h) NON-TRANSFERABILITY; REGISTRATION. No ISO shall be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an ISO shall be exercisable only by the Optionee or, in the event of the Optionee's legal disability, by the Optionee's guardian or legal representative. Except as provided in an Optionee's Option Agreement, such limits on assignment, transfer and exercise shall also apply to NQSOs. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

         (i) RIGHTS AS A SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to any shares covered by his or her Option until the issuance of a share certificate to him or her for such shares.

         (j) MORE-THAN-TEN-PERCENT SHAREHOLDER. If, after applying the attribution rules of section 424(d) of the Code, the Optionee owns more than 10 percent of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an ISO is granted to him, the option price for the ISO shall be not less than 110 percent of the Fair Market Value of the optioned Ordinary Shares on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this subsection shall not apply to NQSOs.

         (k) LISTING AND REGISTRATION OF SHARES. Each Option shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the Ordinary Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of Ordinary Shares thereunder, or that action by the Company, its shareholders, or the Optionee should be taken in order to obtain an exemption from any such requirement or to continue any such listing, registration, or qualification, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Board. Without limiting the generality of the foregoing, each Optionee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that such person is an eligible purchaser under applicable securities laws, and that the shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution; certificates representing such shares may be legended accordingly.

         (l) WITHHOLDING AND USE OF SHARES TO SATISFY TAX OBLIGATIONS. The obligation of the Company to deliver Ordinary Shares upon the exercise of any Option shall be subject to applicable federal, state, and local tax withholding requirements.

         If the exercise of any Option is subject to the withholding requirements of applicable federal, state or local tax law, the Board, in its discretion, may permit or require the Optionee to satisfy the federal, state and/or local withholding tax, in whole or in part, by electing to have the Company withhold Ordinary Shares subject to the exercise (or by returning previously acquired Ordinary Shares to the Company); provided, however, that the Company may limit the number of shares withheld to satisfy the tax withholding requirements to the extent necessary to avoid adverse accounting consequences. Ordinary Shares shall be valued, for purposes of this subsection, at their Fair Market Value (determined as of the date the amount attributable to the exercise of the Option is includible in income by the Optionee under section 83 of the Code (the "Determination Date"), rather than the date of grant). If Ordinary Shares acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such Ordinary Shares must have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code as of the Determination Date.

         The Board shall adopt such withholding rules as it deems necessary to carry out the provisions of this subsection.


               SECTION 8 - OPTION AGREEMENTS -- OTHER PROVISIONS

         Options granted under the Plan shall be evidenced by Option Agreements in such form as the Board shall from time to time approve (which may include the form of a granting letter to the Optionee), and containing such provisions not inconsistent with the provisions of the Plan (and, for ISOs granted pursuant to the Plan, not inconsistent with section 422(b) of the Code), as the Board shall deem advisable. The Option Agreements shall specify whether the Option is an ISO or NQSO. Each Optionee shall enter into, and be bound by, an Option Agreement as soon as practicable after the grant of an Option.

          SECTION 9 - ADJUSTMENT IN CASE OF CHANGES IN ORDINARY SHARES

         The number of shares which may be issued under the Plan, and the maximum number of shares with respect to which Options may be granted to any Key Employee under the Plan, both as stated in Section 4 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the option price per share under such outstanding Options) shall be adjusted, as may be deemed appropriate by the Board, to reflect any stock dividend, stock split, spin-off, share combination, or similar change in the capitalization of the Company; provided, however, that no such adjustment shall be made to an outstanding ISO if such adjustment would constitute a modification under section 424(h) of the Code, unless the Optionee consents to such adjustment. In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of shares issuable upon the exercise of outstanding Options (and a straight mathematical adjustment of the exercise price thereof), the Board shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment. Such adjustments shall be made only as necessary to maintain the proportionate interest of Optionees, and preserve, without exceeding, the value of Options.

                  SECTION 10 - CERTAIN CORPORATE TRANSACTIONS

         In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), the surviving or successor corporation shall assume each outstanding Option or substitute a new option for each outstanding Option; provided, however, that, in the event of a proposed corporate transaction, the Board may terminate all or a portion of the outstanding Options, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Company. If the Board decides so to terminate outstanding Options, the Board shall give each Optionee holding an Option to be terminated not less than seven days' notice prior to any such termination, and any Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the time of such termination. Further, as provided in Section 7(d) hereof, the Board, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

         The Board also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change would not constitute a "modification" under section 424(h) of the Code, unless the Optionee consents to the change.

                SECTION 11 - AMENDMENT OR SUSPENSION OF THE PLAN

         (a) IN GENERAL. Subject to applicable law to the contrary, the Board, pursuant to a written resolution, from time to time may amend or suspend the Plan, and the Board may amend any outstanding Options in any respect whatsoever; except that the following amendments shall require the approval of shareholders (given in the manner set forth in subsection (b) below) --

                  (1) a change in the class of employees eligible to participate in the Plan with respect to ISOs;

                  (2) except as permitted under Section 9 hereof, an increase in the maximum number of Ordinary Shares with respect to which ISOs may be granted under the Plan;

                  (3) an extension of the date, under Section 12 hereof, as of which no ISOs shall be granted hereunder;

                  (4) a modification of the material terms of the "performance goal," within the meaning of Treas. Reg. ss. 1.162-27(e)(4)(vi) or any successor thereto (to the extent compliance with section 162(m) of the Code is desired); and

                  (5) any amendment for which shareholder approval is required under the rules of the exchange or market on which the Ordinary Shares are listed.

No such amendment or suspension shall alter or impair any outstanding Options or cause the modification (within the meaning of section 424(h) of the Code) of an ISO, without the consent of the Optionee affected thereby.

         (b) MANNER OF SHAREHOLDER APPROVAL. The approval of shareholders must comply with all applicable provisions of the Articles of Association of the Company, and applicable law prescribing the method and degree of shareholder approval required for the issuance of corporate stock or options. If applicable law does not prescribe a method and degree of shareholder approval in such case, the approval of shareholders must be effected --

                  (1) by a method and in a degree that would be treated as adequate under applicable Israeli law in the case of an action requiring shareholder approval (i.e., an action on which shareholders would be entitled to vote if the action were taken at a duly held shareholders' meeting); or

                  (2) by a majority of the votes cast in a separate vote at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

           SECTION 12 - TERMINATION OF PLAN; CESSATION OF ISO GRANTS

         The Board, pursuant to written resolution, may terminate the Plan at any time and for any reason. No ISOs shall be granted hereunder after _______ __, 2014, which date is within 10 years after the date the Plan was adopted by the Board, or the date the Plan was approved by the shareholders of the Company, whichever is earlier. Nothing contained in this Section, however, shall terminate or affect the continued existence of rights created under Options issued hereunder, and outstanding on the date the Plan is terminated, which by their terms extend beyond such date.

                       SECTION 13 - SHAREHOLDER APPROVAL

         This Plan shall become effective on ________ __, 2004 (the date the Plan was adopted by the Board); provided, however, that if the Plan is not approved by the shareholders, in the manner described in Section 11(b) hereof, within 12 months before or after the date the Plan was adopted by the Board, ISOs granted hereunder shall be null and void and no additional Options shall be granted hereunder.

                           SECTION 14 - MISCELLANEOUS

         (a) RIGHTS. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Board shall have granted such individual an Option, and then his or her rights shall be only such as are provided in the Option Agreement. Notwithstanding any provisions of the Plan or the Option Agreement with a Key Employee, the Company and any Related Corporation shall have the right, in its discretion but subject to any employment contract entered into with the Key Employee, to retire the Key Employee at any time pursuant to its retirement rules or otherwise to terminate his or her employment at any time for any reason whatsoever.

         (b) INDEMNIFICATION OF BOARD AND COMMITTEE. Without limiting any other rights of indemnification which they may have from the Company and any Related Corporation, the members of the Board and the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Company's Articles of Association or Israeli law.

         (c) APPLICATION OF FUNDS. Any cash received in payment for shares upon exercise of an Option shall be added to the general funds of the Company. Any Ordinary Shares received in payment for shares upon exercise of an Option shall become treasury stock.

         (d) NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

         (e) GOVERNING LAW. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, except as otherwise specifically stated herein with respect to the applicability of Israeli law, the laws of the Commonwealth of Pennsylvania (without reference to principles of conflicts of laws) shall govern the operation of, and the rights of Optionees under, the Plan, and Options granted thereunder.

                                                                      Appendix B

                            INDEMNIFICATION AGREEMENT


Whereas It is in the best interest of Scanvec Amiable Ltd. (the "COMPANY") to retain and attract the most capable and talented persons to serve as directors and officers of the Company (hereinafter both directors and officers shall be referred to as "OFFICERS"); and,

Whereas The Company believes that in order to engage with such persons it must provide them with adequate protection through insurance, exemption and indemnification in connection with their service; and,

Whereas You are or have been appointed an Officer of the Company, and in order to ensure your continuing service with the Company in the most effective manner, the Company desires to provide for your exemption and indemnification, to the fullest extent permitted by the Israeli Companies Law - 1999 (the "LAW"), subject to the terms hereof; and,

Whereas The shareholders of the Company have amended the Company's Articles of Association to provide for the indemnification of Officers to the fullest extent provided for under the Law.


NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

      1. EXEMPTION

         1.1 Subject only to mandatory provisions of applicable law to the contrary, the Company hereby exempts you from your liability to any and all damage caused or to be caused to the Company as a result of a breach of your duty of care towards the Company.

         1.2 The exemption shall not be valid with respect to any of the following:

                  1.2.1 Any liability, with respect to which you are entitled to receive payment under an insurance policy, other than amounts which are in excess of the payment you are entitled to receive as aforesaid;

                  1.2.2 Any liability, with respect to which you are entitled to receive indemnification hereunder.


      2. INDEMNIFICATION

         2.1 Subject only to mandatory provisions of applicable law to the contrary, the Company shall indemnify you for any obligation or expense specified in Sections 2.1.1 and 2.1.2 below, imposed on you in consequence of an act you performed in your capacity as Officer of the Company ("INDEMNIFIABLE LIABILITIES"), provided that the Company's undertaking hereunder shall be limited to the types of events and the amount specified in APPENDIX "A" hereto.

                  2.1.1 any monetary obligation imposed on you in favor of another person by a judgment, including a judgment given in settlement or an arbitrator's award that has been approved by a court; and

                  2.1.2 all reasonable litigation expenses, including advocates' professional fees, incurred by you or which you were ordered to pay by a court, in a proceeding filed against you by the Company or on its behalf or by another person, or in any criminal indictment in which you are acquitted, or in any criminal indictment in which you were convicted of an offence which does not require proof of mens rea (criminal intent).

         The above shall also apply to any obligation or expense specified in Sections 2.1.1 and 2.1.2 above imposed on you in consequence of your service as Officer of a subsidiary of the Company (as defined in the Securities Law - 1968) ("SUBSIDIARY") or in consequence of your service as Officer in an affiliated company ("Chevra Mesunefet") (as defined in the Securities Law - 1968) ("AFFILIATE"). Regarding Section 2.1.2 above the Company will make available to you any security or guarantee that you may be required to post in accordance with an interim decision given by a court or an arbitrator, including for the purpose of substituting liens imposed on your assets.

         2.2 The Company will not indemnify you for any Indemnifiable Liabilities with respect to which you are entitled to payment under an insurance policy or another indemnification agreement, other than amounts which are in excess of the amounts you are entitled to receive as aforesaid.

         2.3 If legal proceedings that may give rise to Indemnifiable Liabilities are initiated against you ("LEGAL PROCEEDINGS"), the Company will make available to you, from time to time, the funds required to cover all expenses and other payments in connection with the Legal Proceedings, so that you will not be required to pay them.

         2.4 If the Company pays to you or on your behalf any amount in accordance herewith, and it is thereafter established that you were not entitled to indemnification from the Company with respect to such amount, you will pay such amount to the Company upon the Company's first request, and in accordance with the payment terms the Company determines.

      3. The Company will not indemnify you for any amount you may be obligated to pay in respect of:

         3.1 A breach of your duty of loyalty, except, to the extent permitted by law, for a breach of a duty of loyalty to the Company, a Subsidiary or an Affiliate while acting in good faith and having reasonable cause to assume that such act would not prejudice the interests of the Company;

         3.2 A willful breach of the duty of care or reckless disregard for the circumstances or to the consequences of a breach of the duty of care;

         3.3 An action taken or not taken with the intent of unlawfully realizing personal gain;

         3.4      A fine or penalty imposed upon you for an offense; and

         3.5 A counterclaim made by the Company or in its name in connection with a claim against the Company filed by you.


      4. NOTICES AND DEFENSE AGAINST SUITS

         4.1 You shall notify the Company of any Legal Proceedings and of all possible or threatened Legal Proceedings as soon as you become aware thereof, and deliver to the Company, or to such person as it shall direct you, without delay, all documents you receive in connection with such proceedings.

         4.2 The Company shall be entitled to assume your defense in respect of all Legal Proceedings and to use any attorney which the Company may choose for that purpose (except an attorney who is reasonably unacceptable to you).

         4.3 You will fully cooperate with the Company and/or its attorney in every reasonable way as may be required, including, but not limited to, the execution of power(s) of attorney and other documents, provided that the Company shall cover all costs incidental thereto so that you will not be required to pay the same or to finance the same yourself.

         4.4 If the Company has notified you that it shall assume your defense with respect to a Legal Proceeding, it shall not indemnify you for expenses you incur in connection with such proceeding.

         4.5 The Company shall have the right to settle or to turn to arbitration with respect to Legal Proceedings.

         4.6 Notwithstanding the aforesaid, the Company shall not have the right to settle without your consent, not to be unreasonably withheld, unless the settlement in question is without admission of any responsibility or liability on your part and provides for a complete waiver of all respective claims against you.

         4.7 The Company will have no liability or obligation to indemnify you in the case of a settlement or initiation of arbitration proceedings by yourself, without the Company's prior written consent, which consent shall not be unreasonably withheld.

         4.8 For the removal of doubt, the Company's obligations hereunder shall not derogate from the Company's ability to indemnify you retroactively for any payment or expense as provided in Sections 2.1.1 and 2.1.2 above, without limitation to the types of events and the amount specified in Appendix "A".

         4.9 For the removal of doubt, in the case of criminal proceedings the Company and/or the attorneys as aforesaid will not have the right to plead guilty in your name or to agree to a plea-bargain in your name without your consent. Furthermore, in a civil proceeding (whether before a court or as a part of a compromise arrangement), the Company and/or its attorneys will not have the right to admit to any occurrences that are not indemnifiable pursuant to this agreement and/or pursuant to law, without your consent. However, the aforesaid will not prevent the Company and/or its attorneys as aforesaid, with the approval of the Company, to come to a financial arrangement with a plaintiff in a civil proceeding without your consent so long as such arrangement will not be an admittance of an occurrence not indemnifiable pursuant to this agreement and/or pursuant to law.

      5. VALIDITY

         5.1 The Company's obligations hereunder will come into effect following the receipt of the approval of this agreement by the shareholders of the Company at a meeting convened for such purpose and shall continue after termination of your office/employment, provided that the cause of action of the Legal Proceedings, which led to Indemnifiable Liabilities, is based on your being or having been an Officer of the Company and your action and/or omission to act during your office/employment.

         5.2 The Company's obligations hereunder shall also apply to Indemnifiable Liabilities related to Legal Proceedings the cause of action of which is based on your action or omission to act prior to execution hereof.

         5.3 This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Israel, without application of the conflict of laws principles thereof.

         5.4 Gender use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

         5.5 This agreement cancels any preceding letter of indemnification that may have been issued to you.

         5.6 The headings of the paragraphs of this agreement are inserted for convenience only and shall not be deemed to constitute part of this agreement or to affect the construction thereof.

         5.7 If all or any part of this agreement is held invalid or unenforceable by local law and/or a court of competent jurisdiction, such invalidity or unenforceability will not affect any of the other provisions of this agreement that are valid and enforceable all of which shall remain in full force and effect, as applicable. Furthermore, if such invalid or unenforceable provision may be modified or amended so as to be valid and enforceable as a matter of local law, such provisions will be deemed to have been automatically modified or amended accordingly.

         IN WITNESS WHEREOF the parties have signed this Indemnification Agreement on ___________, 2004.



                                             Scanvec Amiable Ltd.

                                             By: ______________________

                                            Title: _____________________




Accepted and agreed on__________:

____________________
Name:

APPENDIX "A"


1. The Company's obligation to indemnify you is limited to the following:

   a. Actions in connection with the management of the Company's, its Subsidiaries and/or Affiliates' affairs, in the ordinary course of business.

   b. Matters connected with investments of the Company and/or Subsidiaries and/or Affiliates thereof in other entities, including transactions entered and actions taken by you in the name of the Company and/or a Subsidiary and/or an Affiliate thereof as an Officer thereof, whether before or after the investment is made;

   c. Actions in connection with the merger, proposed merger, spin off or a corporate restructuring of the Company, a Subsidiary and/or an Affiliate thereof;

   d. Without derogating from the generality of the above, actions in connection with the purchase or sale of companies, legal entities or assets, and the division or consolidation thereof;

   e. Actions taken in connection with labor relations and/or employment matters in the Company, Subsidiaries and/or Affiliates thereof, and in connection with business relations of the Company, Subsidiaries and/or Affiliates thereof, including with employees, independent contractors, customers, suppliers and various service providers;

   f. Actions taken pursuant to or in accordance with the policies and procedures of the Company, Subsidiaries and/or Affiliates thereof, whether such policies and procedures are published or not.

   g. Actions taken pursuant to or in accordance with decisions of the board of directors, a committee of the board of directors or general meeting of the Company, or of its Subsidiaries or Affiliates.

   h. Actions taken in connection with the issuance of any type of securities of Company, or of its Subsidiaries or Affiliates, including, without limitation, the grant of options to purchase any of the same, or any other actions taken in connection with the Company's capital raising efforts.

   i. The offering of securities by the Company and/or by a shareholder to the public and/or to private investors or the offer by the Company to purchase securities from the public and/or from private investors or other holders pursuant to a prospectus, agreements, notices, reports, tenders and/or other proceedings.

   j. Occurrences resulting from the Company's status as a public company, and/or from the fact that the Company's securities were offered to the public and/or are traded on a stock exchange, whether in Israel or abroad;

   k. Actions taken in connection with the public relation and/or investor relation efforts of the Company, or of its Subsidiaries or Affiliates.

   l. Actions in connection with the testing of products developed by the Company, Subsidiaries and/or Affiliates actions in connection with product liability as they relate to products developed by the Company, Subsidiaries and/or Affiliates actions in connection with the distribution, sale, license or use of such products;

   m. Actions taken in connection with the intellectual property of the Company, Subsidiaries and/or Affiliates, and its protection, including the registration or assertion of rights to intellectual property and the defense of claims related to intellectual property including but not limited to any infringement by the Company, Subsidiaries and/or Affiliates on the intellectual property of a third party;

   n. Actions taken in connection with the granting of incentive stock options of the Company to any employee, officer, director or consultant of the Company, a Subsidiary or of an Affiliate.

The total amount of indemnification for each case (including all matters connected therewith), shall not exceed an amount in US dollars or US dollar equivalents equal to $1,000,000 (in addition to any amounts paid under an insurance coverage).


            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS INDICATED, THE SHARES
       REPRESENTED BY THIS PROXY (I) WILL NOT BE COUNTED WITH RESPECT TO PROPOSAL NO. 2 (APPROVAL OF THE SCANVEC AMIABLE LTD.
                      2004 SHARE OPTION PLAN), AND (II) WILL BE VOTED "FOR" EACH OF THE OTHER PROPOSALS HEREIN.
                                             PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE [X]
|----------------------------------- ----------------------------------------------------------------------------------------------|
|   THIS NOTICE IS VERY     Please indicate whether or not you have a PERSONAL INTEREST                        |   YES    |    NO  |
|       IMPORTANT!          (as defined below) in the following proposal by marking an        PROPOSAL NO. 1   |          |        |
|     PLEASE READ THE       "X" in the appropriate box (YES/NO). IF AN X IS NOT MARKED                         |   [_]    |   [_]  |
| DEFINITION BELOW PRIOR    IN EITHER COLUMN, YOUR VOTE IN RESPECT OF THOSE PROPOSALS                                              |
|   TO FILLING OUT THIS     WILL BE DISQUALIFIED.                                                                                  |
|        SECTION                                                                                                                   |
|                                                                                                                                  |
| Under the Israeli Companies Law - 1999, a "PERSONAL INTEREST" is defined as: (1) a shareholder's personal interest in the        |
| approval of an act or a transaction of the Company, including (i) the personal interest of his or her relative (which includes   |
| for these purposes a spouse, brother, sister, parent, grandparent, offspring or spouse's offspring and the spouse of any such    |
| person); and (ii) a personal interest of a body corporate in which a shareholder or any of his/her aforementioned relatives      |
| serves as a director or the chief executive officer, owns at least 5% of its issued share capital or its voting rights or has    |
| the right to appoint a director or chief executive officer, but (2) excludes a personal interest arising solely from the fact of |
| holding shares in the Company or in a body corporate.                                                                            |
|----------------------------------- ----------------------------------------------------------------------------------------------|
                                                                                                       FOR     AGAINST     ABSTAIN

   I.     PROPOSAL NO. 1: APPROVAL AND RATIFICATION OF THE SETTLEMENT AGREEMENT AND RELEASE BETWEEN    [_]       [_]         [_]
          THE COMPANY, ITS SUBSIDIARY SCANVEC AMIABLE INC., AND JIM CHANG, YUAN "CHARLIE" CHANG,
          RANDY R. NEPOMUCENO, NUVISOFT SOFTWARE, INC., BEIJING JIAPENGSIHAI CO. LTD. AND LUCIANA
          CHANG.

  II.     PROPOSAL NO. 2: APPROVAL OF THE COMPANY'S 2004 SHARE OPTION PLAN.                            [_]       [_]         [_]

 III.     PROPOSAL NO. 3: APPROVAL OF THE EMPLOYMENT AGREEMENT OF MR. MARK BLUNDELL, AS THE            [_]       [_]         [_]
          COMPANY'S CHIEF EXECUTIVE OFFICER, EFFECTIVE JANUARY 1, 2005 AND THE CASH BONUS PAYMENT TO
          MR. BLUNDELL, AS THE COMPANY'S CHAIRMAN.

  IV.     PROPOSAL NO. 4: APPROVAL OF THE EMPLOYMENT ARRANGEMENT OF DR. RAMON HAREL, AS THE            [_]       [_]         [_]
          COMPANY'S CHAIRMAN, EFFECTIVE JANUARY 1, 2005 AND THE CASH BONUS PAYMENT TO DR. HAREL, AS
          THE COMPANY'S CHIEF EXECUTIVE OFFICER.

   V.     PROPOSAL NO. 5: APPROVAL OF THE COMPENSATION OF THE CHAIRMAN OF THE COMPANY'S AUDIT          [_]       [_]         [_]
          COMMITTEE OF THE BOARD OF DIRECTORS.

  VI.     PROPOSAL NO. 6: APPROVAL AND RATIFICATION OF THE COMPANY'S STANDARD FORM OF                  [_]       [_]         [_]
          INDEMNIFICATION AGREEMENT FOR THE DIRECTORS AND OFFICERS OF THE COMPANY AND THEIR
          EXEMPTION FROM THE DUTY OF CARE AND THE AUTHORIZATION AND EMPOWERMENT OF THE COMPANY TO
          ENTER INTO SUCH AGREEMENTS WITH DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of an Extraordinary General Meeting and the Proxy Statement accompanying such Notice, revokes any proxy or proxies heretofore given to vote upon or act with respect to the undersigned's shares and hereby ratifies and confirms all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.


                                                                                                     -----------------------------

------------------------------------------       ---------------------------------------------       -----------------------------
          (NAME OF SHAREHOLDER)                           (SIGNATURE OF SHAREHOLDER)                            (DATE)




                                                      _________________________
                                                        _____________________
                                                        _____________________

                                       PROXY FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS